SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Sec. 240.14a-12

NexPoint Credit Strategies Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NEXPOINT CREDIT STRATEGIES FUND

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

February 26, 2015

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of NexPoint Credit Strategies Fund (the “Fund”) to be held at 200 Crescent Court, 17th Floor – Rotisserie II Room, Dallas, TX 75201, on Friday, March 6, 2015, at 9:00 a.m., Central Time (the “Meeting”).

The Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to approve a new Advisory Agreement among NexPoint Residential Trust, Inc., NexPoint Residential Trust Operating Partnership, L.P. and NexPoint Real Estate Advisors, L.P., an affiliate of the Fund’s investment adviser, NexPoint Advisors, L.P.

Sincerely,

/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

It is important that your shares be represented at the Meeting. Therefore, whether or not you expect to attend the Meeting, please submit your proxy (1) over the internet, (2) by telephone, or (3) by mail.

For specific instructions, please refer to the proxy card relating to the Meeting

NexPoint Credit Strategies Fund

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 6, 2015

The Special Meeting of Shareholders of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), will be held at 200 Crescent Court, 17th Floor – Rotisserie II Room, Dallas, TX 75201, on Friday, March 6, 2015, at 9:00 a.m., Central Time, (the “Meeting”), for the following purposes:

1.	To approve the terms of an Advisory Agreement to be entered into among NexPoint Residential Trust, Inc., a subsidiary of the Fund (“NXRT”), NexPoint Residential Trust Operating Partnership, L.P., NXRT’s operating partnership, and NexPoint Real Estate Advisors, L.P., an affiliate of the Fund’s investment adviser, NexPoint Advisors, L.P.; and

2.	To transact such other business as may properly come before the Meeting and any adjournment thereof.

The Board of Trustees recommends a vote “FOR” the above proposal. The close of business on February 17, 2015 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Please call 1-866-351-4440 for directions on how to attend the Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on March 6, 2015. Copies of these proxy materials, including the notice for the Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at www.proxyonline.com/docs/nexpointcsf2015.pdf.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own.

By Order of the Board of Trustees

/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

February 26, 2015

Dallas, Texas

It is important that your shares be represented at the Meeting. Therefore, whether or not you expect to attend the Meeting, please submit your proxy (1) over the internet, (2) by telephone, or (3) by mail.

For specific instructions, please refer to the proxy card relating to the Meeting

NEXPOINT CREDIT STRATEGIES FUND

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

MARCH 6, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund” or “NHF”), for use at the Fund’s Special Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Rotisserie II Room, Dallas, TX 75201, on Friday, March 6, 2015, at 9:00 a.m., Central Time, and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth below. The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (“NHF Adviser”), with its principal office at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the adviser and the administrator to the Fund. The Fund’s principal executive office is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being provided on or about February 26, 2015 to shareholders of record as of February 17, 2015.

If the form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the approval of the NXRT Advisory Agreement as proposed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment or postponement thereof.

A shareholder may revoke his or her proxy by appearing at the Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Meeting.

Purpose of Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1.	To approve the terms of an Advisory Agreement (the “NXRT Advisory Agreement”) to be entered into among NexPoint Residential Trust, Inc., a subsidiary of the Fund (“NXRT”), NexPoint Residential Trust Operating Partnership, L.P., NXRT’s operating partnership, and NexPoint Real Estate Advisors, L.P. (“NXRT Adviser”), an affiliate of NHF Adviser (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Meeting other than the Proposal referred to in this Proxy Statement and the Notice of Special Meeting.

Voting Securities

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on February 17, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, 63,881,472 shares of the Fund’s common stock (the “Common Stock”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

How To Vote

For specific instructions, please refer to the proxy card relating to the Meeting.

Quorum Required, Adjournment and Additional Solicitation

A quorum must be present at the Meeting for any business to be conducted. The presence, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to vote will constitute a quorum (“Quorum”) for the Meeting. Shares that abstain will be counted for purposes of determining whether a quorum is present. As broker non-votes will be treated as not present at the Meeting and, thus, as not entitled to vote with respect to the Proposal, broker non-votes (if any) will not be counted for quorum purposes. If a Quorum is not present at the Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy, whether or not a Quorum is present. Brian Mitts and Ethan Powell are the persons named as proxies and will vote all proxies held by them for such adjournment, other than those proxies marked to be voted against the Proposal.

Votes Required

Approval of the Proposal requires the affirmative vote of the shareholders holding a majority of the outstanding voting securities of the Fund. The 1940 Act defines “a majority of the outstanding voting securities” of a fund as: (1) 67% or more of the voting securities present at the applicable meeting if the holders of more than 50% of the outstanding voting securities of such fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such fund, whichever is less. An abstention will have the effect of a vote against the Proposal.

Broker Non-Votes. Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. The Proposal is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Proposal. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, by returning a proxy card or by other arrangement with your broker or nominee, your shares will be treated as not present at the Meeting. As a result, these shares will have no effect on the Fund’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against the Proposal if the Fund does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

Information Regarding This Solicitation

In addition to soliciting proxies by mail, the Fund’s officers and employees of the NHF Adviser may solicit proxies by web, by telephone or in person. Copies of the notice for the Meeting, the Proxy Statement and the form of proxy are available at www.proxyonline.com/docs/nexpointcsf2015.pdf. The Fund has engaged AST Fund Solutions at 48 Wall Street West, 22nd Floor, New York, NY 10005 for inquiries, and to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Meeting, at an approximate cost of $50,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne ratably by the Fund and NXRT, with such expense allocations subject to the approval of both the Independent Trustees of NHF and the independent directors of NXRT. The total costs and expenses to be paid by the Fund in connection with this Proxy Statement are approximately $136,500.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there are no persons who would be deemed to “control” the Fund, as such term is defined in the 1940 Act.

Our Trustees consist of Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” of the Fund, as defined in the 1940 Act, and Independent Trustees are all other directors (the “Independent Directors”).

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of February 17, 2015.

As of February 17, 2015, the Trustees and officers, individually and as a group, owned less than 1% of the outstanding shares of the Fund.

	Common Stock
Name and Address	Number of Shares Beneficially Owned	Percentage of All Shares
Highland Capital(1)	7,190,289	11.3%
First Trust Portfolios(2)	7,132,444	11.2%
Advisors Asset Management(3)	5,899,408	9.2%

(1)

According to a Form 4 filed on February 6, 2015, Highland Capital Management, L.P., a Delaware limited partnership (“Highland Capital”), Strand Advisors, Inc., a Delaware corporation (“Strand I”), Governance Re, Ltd., a Bermuda limited company (“Governance Re”), Governance, Ltd., a Bermuda limited company (“Governance Parent”), Thread 55, LLC, a Delaware limited liability company (“Thread”), Highland Capital Management Services, Inc., a Delaware corporation (“Highland Services”), PCMG Trading Partners XXIII, L.P., a Delaware limited partnership (“PCMG”), Strand Advisors III, Inc., a Delaware corporation

(“Strand III”), The Dugaboy Investment Trust, a Delaware trust (“Dugaboy”), and James D. Dondero have sole voting power, shared voting power, sole dispositive power and shared dispositive power as follows:

Name of Reporting Person	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Highland Capital Management., L.P.	1,372,320.69	662,163	1,372,320.69	662,163
Strand Advisors, Inc.	0	2,034,483.69	0	2,034,483.69
Governance Re, Ltd.	198,533.33	0	198,533.33	0
Governance, Ltd.	0	198,533.33	0	198,533.33
Thread 55, LLC	0	198,533.33	0	198,533.33
Highland Capital Management Services, Inc.	11,935	198,533.33	11,935	198,533.33
PCMG Trading Partners XXIII, L.P.	27,225.7731	0	27,225.7731	0
Strand Advisors III, Inc.	0	27,225.7731	0	27,225.7731
The Dugaboy Investment Trust	4,715,507.7172	0	4,715,507.7172	0
James D. Dondero	66,557.2551	7,123,731.89	66,557.2551	7,123,731.89

James D. Dondero is the President of each of Strand I and III. Strand I is the general partner of Highland Capital. Strand III is the general partner of PCMG. Mr. Dondero is the President of Highland Services and also the trustee of Dugaboy. Highland Services is the sole member of Thread, which is the sole shareholder of Governance Parent, which is the sole shareholder of Governance Re. Due to Mr. Dondero’s positions at these entities and the relationships between these entities, Mr. Dondero is deemed to have voting and dispositive power with respect to the shares identified as beneficially owned by Highland Capital in the table above.

(2)	According to a Schedule 13G/A filed on February 2, 2015 by First Trust Portfolios L.P. (“FT Portfolio”), FT Portfolio has shared dispositive power with respect to 7,132,444 shares of our common stock. First Trust Advisors L.P. (“FT Adviser”), as investment advisor to FT Portfolio, and the Charger Corporation (“Charger”), as general partner of FT Portfolio and FT Adviser, have shared dispositive power with respect to 7,132,444 shares of our common stock. The address of FT Portfolio, FT Adviser and Charger is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
(3)	According to a Schedule 13G/A filed on February 11, 2015, by Advisors Asset Management, Inc. (“AAM”), AAM has sole voting and dispositive power with respect to 5,899,408 shares of our common stock. The address for AAM is 18925 Base Camp Road, Monument, Colorado 80132.

Dollar Range of Securities Beneficially Owned by Trustees

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex (as defined below) as of December 31, 2014. Information as to the beneficial ownership of the Fund’s Trustees is based on information furnished to the Fund by such persons.

Name of Trustee	Dollar Range of Equity Securities in NHF(1)	Aggregate Dollar Range(1) of Equity Securities Owned in All Funds of the Highland Fund Complex(2) Overseen by Trustee
Interested Trustees
John Honis	Over $100,000	Over $100,000
Ethan Powell	Over $100,000	Over $100,000
Independent Trustees
Timothy K. Hui	$1 - $10,000	$1 - $10,000
Terrence O. Jones	$10,001 - $50,000	$10,001 - $50,000
Dr. Bob Froehlich	None	$50,001 - $100,000
Bryan A. Ward	None	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.
(2)	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board (NHF, Highland Funds I, Highland Funds II and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act) and advised by the NHF Adviser or an affiliated person of the NHF Adviser as of December 31, 2014.

PROPOSAL 1

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AMONG

NEXPOINT RESIDENTIAL TRUST, INC., NEXPOINT RESIDENTIAL TRUST OPERATING

PARTNERSHIP, L.P. AND NEXPOINT REAL ESTATE ADVISORS, L.P.

Background

Shareholders of NexPoint Credit Strategies Fund (the “Fund” or “NHF”) (the “Shareholders”) are being asked to approve a new investment advisory agreement among NexPoint Residential Trust, Inc., a subsidiary of the Fund (“NXRT”), NexPoint Residential Trust Operating Partnership, L.P., NXRT’s operating partnership (“NXRT OP”), and NexPoint Real Estate Advisors, L.P. (“NXRT Adviser”), an affiliate of NexPoint Advisors, L.P. (“NHF Adviser”) (the “Proposal”).

NHF Adviser currently acts as the investment adviser to the Fund pursuant to an investment advisory agreement between the Fund and NHF Adviser (the “Fund Advisory Agreement”). The Board most recently provided its annual re-approval of the Fund Advisory Agreement at a meeting held on September 12, 2014.

On September 29, 2014, the Board announced a plan to separate NXRT from the Fund through a series of restructuring transactions followed by a distribution of all of the outstanding shares of NXRT common stock to the Shareholders on a pro rata basis (the “Spin-Off”). Unlike the Fund, NXRT will not be regulated as an investment company under the 1940 Act because of the exclusion provided in Section 3(c)(5)(C) of the 1940 Act, which excludes a real estate program from the definition of an investment company if it is primarily engaged in “purchasing or acquiring … interests in real estate.” In connection with the Spin-Off, NXRT plans to enter into an investment advisory agreement with NXRT Adviser (the “NXRT Advisory Agreement”) under the terms summarized below and more fully described in the preliminary information statement to be provided to Shareholders. NXRT has filed with the Securities and Exchange Commission (“SEC”) an initial registration statement on Form 10 (the “Registration Statement”) and a preliminary information statement as an exhibit to the Registration Statement that contains important information regarding the Spin-Off. The Registration Statement and information statement are subject to amendment and completion. The information statement will be sent to Shareholders after the Registration Statement is declared effective.

Because Shareholders will also hold shares of NXRT immediately after the Spin-Off, the Board is requesting Shareholder approval of the NXRT Advisory Agreement.

Legal Requirements in Approving the NXRT Advisory Agreement

The 1940 Act requires that advisory agreements with a registered investment company, other than certain interim advisory agreements, be approved by a vote of a majority of the outstanding shares of a company. Although the NXRT Advisory Agreement will take effect prior to the time the NXRT shares are distributed to Shareholders in connection with the Spin-Off, the Fund, the indirect sole stockholder of NXRT intends to treat the adoption of the NXRT Advisory Agreement as if such agreement were subject to the procedural requirements of the 1940 Act and is therefore seeking Shareholder approval.

If the Shareholders do not approve the NXRT Advisory Agreement, it will not go into effect under the proposed terms, and the Board will consider the appropriate action to take with respect to an investment advisory arrangement for NXRT.

Consistent with Section 15(a) of the 1940 Act, approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of a fund is defined as (1) 67% or more of the voting securities present at the applicable meeting if the holders of more than 50% of the outstanding voting securities of such fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such fund, whichever is less.

The NXRT Advisory Agreement must also be approved by the Board of Directors of NXRT (“NXRT Board”), including a majority of independent directors, prior to its effectiveness. Although NXRT will not register as an investment company under the 1940 Act, NXRT’s articles of incorporation (the “NXRT Charter”), which may not be amended without the approval of NXRT’s independent directors and the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of NXRT, requires the terms of the NXRT Advisory Agreement and any approval or material amendment of the NXRT Advisory Agreement, to be consistent with provisions of the 1940 Act related to advisory contracts.

The Spin-Off

The NHF Board has announced a plan to separate its business into two separate and independently publicly traded companies:

•	NHF, which will continue to operate as a non-diversified, closed-end investment company; and

•	NXRT, a Maryland corporation, which will directly or indirectly acquire, own, operate and selectively develop multifamily real property.

NHF, NXRT, NHF Adviser and NXRT Adviser have received an exemptive order (the “Exemptive Order”) from the SEC under the 1940 Act permitting the Spin-Off and related transactions.

NHF will accomplish the separation by first effecting a series of restructuring transactions followed by a distribution of all of the outstanding shares of NXRT common stock to the Shareholders on a pro rata basis. At the time of the Spin-Off, NXRT, which is currently a subsidiary of NHF, will directly or indirectly hold all or a majority interest in all but one of the multifamily properties that NHF, through its subsidiary Freedom REIT, LLC, holds interests in prior to the Spin-Off. Following the Spin-Off, NXRT expects to indirectly hold all or a majority interest in the properties in its portfolio, and conduct all of its investment activities, through NXRT OP, NXRT’s operating partnership. NXRT intends to elect to be taxed, and qualify, as a real estate investment trust (“REIT”) for U.S. federal income tax purposes, commencing with its first taxable year of operations as a separate public company.

Prior to the Spin-Off, NXRT and NHF will enter into a separation and distribution agreement setting forth the mechanics of the Spin-Off, certain organizational matters and other ongoing obligations of NHF and NXRT (the “Separation and Distribution Agreement”). NHF and NXRT or their respective subsidiaries, as applicable, may also enter into other agreements prior to the Spin-Off to provide a framework for the restructuring and for the relationships between NXRT and NHF that will exist following the Spin-Off.

Upon satisfaction or waiver of the conditions to the Spin-Off, including the issuance of the Exemptive Order, NHF will effect the Spin-Off by distributing shares of NXRT common stock pro rata to Shareholders of record on the record date for the Spin-Off. Shareholders of record will receive cash in lieu of any fractional shares of NXRT common stock which the Shareholder would have received. Immediately following the Spin-Off, Shareholders of record will own shares in both NHF and NXRT. The number of NHF common shares you own will not change as a result of the Spin-Off.

The NHF Board has reserved the right, in its sole discretion, to amend, modify or abandon the Spin-Off and related transactions at any time prior to the distribution date. In addition, the Spin-Off is subject to the satisfaction or waiver of a number of conditions. Your vote is not required to effect the Spin-Off. You do not need to make any payment, surrender or exchange your shares of NHF common stock or take any other action to receive your shares of NXRT common stock.

Upon the approval and execution of the NXRT Advisory Agreement, NXRT will be externally managed by NXRT Adviser, which will conduct substantially all of NXRT’s operations and provide asset management for NXRT’s real estate investments.

NXRT expects to invest in real estate or interests in real estate. NXRT’s investment objectives are to maximize the cash flow and value of its properties, acquire properties with cash flow growth potential, provide quarterly cash distributions and achieve long-term capital appreciation for NXRT stockholders through increases in the value of NXRT properties. Consistent with its policy to acquire assets for both income and capital gain, NXRT intends to hold all or a majority interest in the properties in its portfolio for investment with a view to long-term appreciation, to engage in the business of directly or indirectly acquiring, owning, operating and selectively developing well-located multifamily properties in large cities and suburban submarkets of large cities primarily in the Southeastern United States and Texas and to make occasional sales of the properties consistent with its investment objectives. NXRT has not established a specific policy regarding the relative priority of these investment objectives.

Following the Spin-Off, NHF will continue to operate as a non-diversified, closed-end investment company. NHF’s investment objectives are to provide both current income and capital appreciation by investing primarily in (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligation of stressed, distressed and bankrupt issuers; (iv) structured products, including, but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. NHF Adviser will seek to achieve NHF’s capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations and securities. Under normal market conditions, at least 80% of the NHF’s assets are invested in one or more of principal investment categories (i) through (iv). Subject only to this general guideline, NHF Adviser has broad discretion to allocate the NHF’s assets among these investment categories and to change allocations as conditions warrant. To the extent that NHF invests in (i) other investment companies, including business development companies, that have a policy of investing at least 80% of their assets in one or more types of credit securities; (ii) REITs that have a policy of investing primarily in debt securities; or (iii) equity securities obtained from a borrower in connection with the restructuring of a loan or bond (either outside of bankruptcy court or in the context of bankruptcy court proceedings), such investments will be considered debt obligations for purposes of the 80% policy.

Within the categories of obligations and securities in which NHF invests, NHF Adviser employs various trading strategies, including capital structure arbitrage, pair trades and shorting. Capital structure arbitrage is a strategy in which NHF seeks opportunities created by mispricing in different markets of various instruments issued by one corporation. Pair trades involve matching a long position with a short position in two stocks of different issuers in the same sector, betting that the “spread” between the two will eventually converge. Short selling (also known as shorting or going short) is a strategy in which NHF sells a security it does not own in anticipation that the market price of that security will decline. NHF may also invest in these categories of obligations and securities through the use of derivatives. NHF is not limited in the amount it may invest in derivatives, and it may use derivatives for speculative purposes. There is no limitation on the amount of securities and other instruments rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities,” that NHF may purchase, and under normal circumstances substantially all of NHF’s investment portfolio is expected to consist of such securities and instruments or securities and other instruments which, if unrated, are considered to be of similar quality. NHF may invest a significant portion of its assets in issuers that are in default or that present a high risk of default. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. NHF’s investment objectives may be changed without shareholder approval.

Material U.S. Federal Income Tax Consequences of the Spin-Off

The distribution of NXRT’s common stock and cash in lieu of fractional shares, if any, will not qualify for tax-free treatment. An amount equal to the fair market value of the common stock and the amount of any cash received by you on the distribution date will be treated as a taxable dividend up to the amount of your share of any current and accumulated earnings and profits of NHF for the year of the distribution, including any capital gains and dividends income taken into account by NHF with respect to (1) the distribution by Freedom REIT of interests in the multifamily properties to NHF and (2) the distribution by NHF of the NXRT common stock to you. Accordingly, the proposed distribution will be taxable to you as a distribution of ordinary income, long-term capital gain or a combination of both, without a distribution of any corresponding amount of cash (other than cash in lieu of fractional shares) to you to pay the tax on such gain, if any. If the fair market value of the NXRT common stock and such cash exceeds the amount of earnings and profits allocated to the distribution, the excess will first be treated as a non-taxable return of capital, reducing your tax basis in your shares of NHF. To the extent that the fair market value of the NXRT common stock and cash then remaining exceeds your basis in your shares of NHF, such excess will be taxable as a gain realized from a deemed sale of your shares of NHF. You will take a fair market value tax basis in the NXRT common stock received and will have a holding period for the NXRT common stock for U.S. federal income tax purposes that begins on the day following the distribution date. In addition to other information necessary to file tax returns, NHF will provide you with information on the amount of the distribution to be treated as a taxable dividend and whether it is a distribution of ordinary income, long-term capital gain or a combination of both. You should consult your own tax advisor as to the particular tax consequences of the Spin-Off to you, including the applicability of any U.S. federal, state, local and non-U.S. tax laws. For additional information regarding the U.S. federal tax consequences of the Spin-Off, you should consult NXRT’s information statement which is included as an exhibit to NXRT’s registration statement that has been filed with the SEC and which will be sent to you.

NXRT Adviser and the NXRT Advisory Agreement

Upon the approval of the NXRT Advisory Agreement, NXRT will be externally managed and advised by NXRT Adviser, which will conduct substantially all of NXRT’s operations and provide asset management for NXRT’s portfolio of real estate investments. The offices of NXRT Adviser are located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

NXRT Adviser

NXRT Adviser will be responsible for sourcing potential investments, conducting research and diligence on prospective investments, analyzing investment opportunities, structuring NXRT’s investments and monitoring NXRT’s investments on an ongoing basis. NXRT Adviser will also provide NXRT with various services such as human resources, accounting, tax, valuation, information technology services, compliance and legal and will provide NXRT’s office space. NXRT Adviser will enter into a Shared Services Agreement with Highland, pursuant to which Highland will provide research and operational support to NXRT Adviser, including services in connection with the due diligence of actual or potential investments, the execution of investment transactions approved by NXRT Adviser and certain back office and administrative services.

NexPoint Real Estate Advisors was organized on September 5, 2014 and is an affiliate of each of NHF Adviser and Highland Capital Management, L.P., which is an SEC-registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). NXRT Adviser has registered with the SEC as an investment adviser under the Advisers Act. Collectively, NXRT Adviser’s affiliates manage approximately $19 billion in assets as of September 30, 2014. NXRT Adviser is wholly owned by NHF Adviser. NXRT Adviser will have contractual and fiduciary responsibilities to NXRT and its stockholders.

All investment decisions will be made by NXRT Adviser, subject to general oversight by NXRT Adviser’s investment committee and the NXRT Board.

The following table sets forth information regarding NXRT Adviser’s management team, who will act as NXRT’s executive officers:

Name	Age	Position
James Dondero(1)	52	President

Brian Mitts(2)	44	Chief Financial Officer, Executive VP – Finance and Treasurer

Matt McGraner	31	Executive VP and Chief Investment Officer

Matthew Goetz	29	Senior VP – Investments and Asset Management

Scott Ellington	44	General Counsel and Secretary

(1)	Mr. Dondero is the Portfolio Manager of the Fund.
(2)	Mr. Mitts is the Treasurer (Principal Accounting Officer and Principal Financial Officer) of the Fund.

James Dondero: Mr. Dondero will serve as the President of NXRT. Mr. Dondero is also the co-founder and president of Highland Capital Management, L.P., founder and president of NexPoint Advisors, L.P. and chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Highland, NexPoint Advisors and NexBank are all affiliates of NXRT. Mr. Dondero co-founded Highland in 1993 with Mark Okada. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Highland and its affiliates currently manage approximately $19 billion in assets as of September 30, 2014.

Brian Mitts: Mr. Mitts will serve as the Chief Financial Officer, Executive VP – Finance and Treasurer of NXRT. Mr. Mitts joined Highland in February 2007 and currently also serves as the Chief Operations Officer for Highland Capital Fund Advisors and NexPoint Advisors, L.P. and leads business development for the real estate team, developing new products and exploring new markets. Highland and NexPoint Advisors are both affiliates of NXRT. Mr. Mitts works closely with the real estate team and markets real estate products for Highland and its affiliates.

Matt McGraner: Mr. McGraner will serve as the Executive VP and Chief Investment Officer of NXRT. Mr. McGraner is also a Managing Director at Highland Capital Management, L.P., an affiliate of NXRT. Mr. McGraner joined Highland in May 2013. With over eight years of real estate, private equity and legal experience, his primary responsibilities are to lead the operations of the real estate platform at Highland, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, private investments and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day from 2011 to 2013, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Prior to joining Jones Day, Mr. McGraner practiced law at Bryan Cave LLP from 2009 to 2011. Since 2008, Mr. McGraner has led the acquisition of over $800 million of real estate and advised on $16.3 billion of M&A and private equity transactions. Mr. McGraner also co-founded several small businesses and real estate investment companies before starting his legal career, and served as the director of acquisitions and business development for a commercial real estate investment and development company during law school.

Matthew Goetz: Mr. Goetz will serve as the Senior VP – Investments and Asset Management of NXRT. Mr. Goetz is also a Senior Financial Analyst at Highland Capital Management, L.P., an affiliate of NXRT. With over seven years of real estate, private equity and equity trading experience, his primary responsibilities are to manage assets, source acquisitions, manage risk and develop potential business opportunities for Highland, including fundraising, private investments and joint ventures. Before joining Highland Capital Management, L.P. in June 2014, Mr. Goetz was a Senior Financial Analyst in CBRE’s Debt and Structured Finance group from May 2011 to June 2014 where he underwrote over $7 billion and more than 30 million square feet of multifamily, office, and retail commercial real estate. In his time at CBRE, Mr. Goetz and his team closed over $2.5 billion in debt and equity financing. Prior to joining CBRE’s Debt and Structured Finance group, he held roles as an Analyst and Senior Analyst for CBRE’s Recovery and Restructuring Services group from September

2009 to May 2011 where he assisted in the asset management and disposition of over 3,000 real estate owned assets valued at more than $750 million. He also provided commercial real estate consulting services to banks, special servicers, hedge funds, and private equity groups.

Scott Ellington: Mr. Ellington will serve as the General Counsel and Secretary of NXRT. Mr. Ellington is also Chief Legal Officer and General Counsel at Highland Capital Management, L.P., an affiliate of NXRT. Prior to joining Highland in May 2007, Mr. Ellington worked as a Real Estate Counsel for Wells Fargo Bank in its Commercial Real Estate Group. Mr. Ellington primarily focused on the due diligence and documentation of commercial real estate credits. Formerly, Mr. Ellington worked from 2002-2004 as Bankruptcy Counsel to Countrywide Financial Corporation.

Investment Committee

NXRT Adviser will also have an investment committee, which will initially be comprised of James Dondero, the chairman of the committee, Brian Mitts and Matt McGraner. NXRT Adviser’s investment committee will meet periodically, at least every quarter, to discuss investment opportunities. The investment committee will periodically review NXRT’s investment portfolio and its compliance with NXRT’s investment policies, business and growth strategies and financing strategy at least on a quarterly basis or more frequently as necessary.

The NXRT Advisory Agreement

A copy of the proposed NXRT Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary and is qualified in its entirety by reference to Exhibit A. While all material terms of the NXRT Advisory Agreement have been included in this summary, you should refer to Exhibit A and read the NXRT Advisory Agreement in its entirety.

Duties of NXRT Adviser. The NXRT Advisory Agreement will provide that NXRT Adviser will manage NXRT’s business and affairs in accordance with the policies and guidelines established by the NXRT Board and described in this proxy statement, and that NXRT Adviser will be under the supervision of the NXRT Board. The agreement will require NXRT Adviser to provide NXRT with all services necessary or appropriate to conduct its business, including the following:

•	locating, presenting and recommending to NXRT real estate investment opportunities consistent with NXRT investment policies, acquisition strategy and objectives, including NXRT conflicts of interest policies;

•	structuring the terms and conditions of transactions pursuant to which acquisitions and dispositions of properties will be made;

•	acquiring properties on NXRT’s behalf in compliance with its investment objectives and strategies;

•	arranging for the financing and refinancing of properties;

•	administering NXRT’s bookkeeping and accounting functions;

•	serving as NXRT’s consultant in connection with policy decisions to be made by the NXRT Board, managing NXRT’s properties or causing NXRT’s properties to be managed by another party;

•	monitoring NXRT’s compliance with regulatory requirements, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, NYSE standards and Code standards to maintain NXRT’s status as a REIT;

•	performing administrative services; and

•	rendering other services as the NXRT Board deems appropriate.

NXRT Adviser will be required to obtain the prior approval of the NXRT Board in connection with:

•	any investment for which the portion of the consideration paid out of NXRT equity equals or exceeds $50 million,

•	any investment that is inconsistent with the publicly disclosed investment guidelines as in effect from time to time, or, if none are then publicly disclosed, as otherwise adopted by the NXRT Board from time to time, or

•	any engagement of affiliated service providers on behalf of NXRT or NXRT OP, which engagement terms will be negotiated on an arm’s length basis.

For these purposes, “equity” means NXRT’s cash on hand, exclusive of the proceeds of any debt financing incurred or to be incurred in connection with the relevant investment.

NXRT Adviser will be prohibited from taking any action that, in its sole judgment, or in the sole judgment of the NXRT Board, made in good faith:

•	would adversely affect NXRT’s qualification as a REIT under the Code, unless the NXRT Board had determined that REIT qualification is not in the best interests of NXRT and its stockholders;

•	would subject NXRT to regulation under the 1940 Act, except to the extent that NXRT and NXRT Adviser will undertake in the NXRT Advisory Agreement and the NXRT charter to comply with Section 15 of the 1940 Act in connection with the entry into, continuation of, or amendment of the NXRT Advisory Agreement or any advisory agreement;

•	is contrary to or inconsistent with NXRT’s investment guidelines; or

•	would violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over NXRT or its shares of common stock, or otherwise not be permitted by NXRT’s charter or bylaws.

Management Fee. The NXRT Advisory Agreement will require that NXRT pay NXRT Adviser an annual management fee, as described under “Compensation of NHF Adviser and NXRT Adviser.” The management fee will be payable monthly in arrears in cash, unless NXRT Adviser elects, in its sole discretion, to receive all or a portion of such fee in shares of NXRT common stock, subject to the limitations set forth below under “–Limitations on Receiving Shares.” The number of shares issued to NXRT Adviser as payment for the management fee for any particular month will be equal to the dollar amount of the portion of such fee that is payable in shares divided by the volume-weighted average closing price of NXRT common stock for the ten trading days prior to the end of the month for which such fee will be paid, which NXRT refers to as the fee VWAP (“VWAP” means the volume-weighted average price). NXRT Adviser will compute each installment of the management fee as promptly as possible after the end of the month with respect to which such installment is payable. A copy of the computations made by NXRT Adviser to calculate such installment will thereafter, for informational purposes only, promptly be delivered to the NXRT Board.

Administrative Fee. The NXRT Advisory Agreement will require that NXRT pay NXRT Adviser an annual administrative fee, as described under “Compensation of NHF Adviser and NXRT Adviser.” The administrative fee will be payable monthly in arrears in cash, unless NXRT Adviser elects, in its sole discretion, to receive all or a portion of such fee in shares of NXRT common stock, subject to the limitations set forth below under “–Limitations on Receiving Shares.” The number of shares issued to NXRT Adviser as payment for the administrative fee for any particular month will be equal to the dollar amount of the portion of such fee that is payable in shares divided by the fee VWAP. NXRT Adviser will compute each installment of the administrative fee as promptly as possible after the end of the month with respect to which such installment is payable. A copy of the computations made by NXRT Adviser to calculate such installment will thereafter, for informational purposes only, promptly be delivered to the NXRT Board.

Reimbursement of Expenses. The NXRT Advisory Agreement will require that NXRT pay directly or reimburse NXRT Adviser for documented operating expenses paid or incurred by NXRT Adviser in connection with the services it provides NXRT under the agreement, as described under “Compensation of NHF Adviser and NXRT Adviser – NXRT Adviser”; provided, that any expenses payable by NXRT or reimbursable to NXRT Adviser pursuant to the agreement will not be in amounts greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s length basis. NXRT Adviser will prepare a statement documenting all expenses incurred during each month, and will deliver such statement to NXRT within 15 business days after the end of each month. Such expenses will be reimbursed by NXRT no later than the fifteenth business day immediately following the date of delivery of such statement of expenses to NXRT. Reimbursement of NXRT Adviser’s operating expenses under the NXRT Advisory Agreement, administrative fees and management fees paid to NXRT Adviser will not exceed 1.5% of Average Real Estate Assets (as defined below) per calendar year (or part thereof that the NXRT Advisory Agreement is in effect). The cap does not limit the reimbursement of expenses related to securities offerings. The cap also does not apply to legal, accounting, financial, due diligence and other service fees incurred in connection with mergers and acquisitions, extraordinary litigation or other events outside the Company’s ordinary course of business or any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of real estate assets. The total estimated amount of organizational expenses and other costs in connection with the Spin-Off is $3 million, which will be borne ratably by the Fund and NXRT, with such expense allocations subject to the approval of both the Independent Trustees of NHF and the independent directors of NXRT. The Fund will reimburse Highland for expenses incurred in connection with the Spin-Off at cost, with no mark-up, up to $100,000.

Term of the NXRT Advisory Agreement. The NXRT Advisory Agreement will have a term of two (2) years and may be renewed for additional one-year terms by the NXRT Board, including a majority of independent directors, or by the vote of the majority of the outstanding voting securities of NXRT. The NXRT Advisory Agreement may be terminated at anytime, without penalty, by either NXRT Adviser or NXRT after giving not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Amendment. The NXRT Advisory Agreement may only be amended, waived, discharged or terminated in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of the NXRT Advisory Agreement will be approved, in accordance with Section 15 of the 1940 Act to the extent such amendment, waiver, discharge or termination would have been required under Section 15 of the 1940 Act had NXRT been a registered investment company, regardless of whether the 1940 Act is otherwise applicable to NXRT.

Limitations On Receiving Shares. The ability of NXRT Adviser to receive shares of NXRT common stock as payment for all or a portion of the management fee and administrative fee will be subject to the following limitations: (i) the ownership of shares of common stock by NXRT Adviser may not violate the ownership limitations set forth in NXRT’s charter, after giving effect to any exception from such ownership limitations that the NXRT Board may grant to NXRT Adviser or its affiliates; and (ii) compliance with all applicable restrictions under the U.S. federal securities laws and the NYSE rules. To the extent that payment of any fee in shares of NXRT common stock would result in a violation of the ownership limits set forth in NXRT’s charter (taking into account any applicable waiver or any restrictions imposed under the U.S. federal securities laws or NYSE rules), all or a portion of such fee payable to NXRT Adviser will be payable in cash to the extent necessary to avoid such violation.

Registration Rights. NXRT will enter into a registration rights agreement with the NXRT Adviser with respect to any shares of NXRT common stock that NXRT Adviser receives as payment for any fees owed under the NXRT Advisory Agreement. These registration rights will require NXRT to file a registration statement with respect to such shares. NXRT will agree to pay all of the expenses relating to registering these securities. The costs associated with registering these securities will not be deducted from the compensation owed to NXRT Adviser.

Liability and Indemnification of NXRT Adviser. Under the NXRT Advisory Agreement, NXRT will also be required to indemnify NXRT Adviser and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding with respect to certain of NXRT Adviser’s acts or omissions.

Other Activities of NXRT Adviser and its Affiliates. NXRT Adviser and its affiliates expect to engage in other business ventures, and as a result, their resources will not be dedicated exclusively to NXRT’s business. However, pursuant to the NXRT Advisory Agreement, NXRT Adviser will be required to devote sufficient resources to NXRT’s administration to discharge its obligations.

Compensation of NHF Adviser and NXRT Adviser

NHF Adviser

In return for its advisory services to the Fund, NHF Adviser receives an annual fee, payable monthly, in an amount equal to 1.00% of the Managed Assets (as defined below) of the Fund. In return for its administrative services, NHF Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Managed Assets of the Fund. “Managed Assets” means the total assets of NHF, including assets attributable to any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the NHF’s investment objectives and policies, and/or (iv) any other means.

NHF Adviser, at its own expense, has the authority to engage both a sub-adviser and a sub-administrator, each of which may be an affiliate of NHF Adviser.

NXRT Adviser

Upon the approval of the NXRT Advisory Agreement, NXRT will compensate NXRT Adviser for the management of NXRT’s assets. Although NXRT Adviser will be an investment adviser to a REIT, rather than a closed-end fund such as NHF, the compensation and fees payable to NXRT Adviser under the NXRT Advisory Agreement are substantially equivalent to those payable to NHF Adviser under the Fund Advisory Agreement. The terms of the NXRT Advisory Agreement will be subject to the restrictions under the Advisers Act on the payment of performance fees and, under the NXRT Charter, the provisions under Section 15(a) of the 1940 Act that require that an advisory agreement be terminable by the board of directors or shareholders without penalty on no more than 60 days’ notice. The Board has reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by other externally managed, publicly traded REITs and assessed the management fees to be paid under the NXRT Advisory Agreement, as well as the total estimated expenses to be paid by NXRT, and has concluded that the advisory fees under the NXRT Advisory Agreement were less than or comparable to the advisory fees of the other publicly traded externally managed REITS.

The material items of compensation, fees, expense reimbursements and other payments that NXRT expects to pay to NXRT Adviser and its affiliates are included in the table below.

Type of Compensation	Determination of Amount	Payment
Management Fee(1)

An annual fee of 1.00% of the Average Real Estate Assets.

In calculating the Management Fee, we will categorize the Average Real Estate Assets into either “Contributed Assets” or “New Assets.” The Management Fee on Contributed Assets may not exceed approximately $4.5 million in any calendar year. This cap is intended to limit the fees paid to NXRT Adviser on the Contributed Assets following the Spin-Off to the fees that would have been paid by NHF to NHF Adviser had the Spin-Off not occurred. The Management Fee on New Assets will not be subject to any maximum amount in any calendar year.

“Average Real Estate Assets” means the average of the aggregate book value of real estate assets before reserves for depreciation or other non-cash reserves, computed by taking the average of the book value of real estate assets at the end of each month (or partial month) (i) for which any fee under the NXRT Advisory Agreement is calculated or (ii) during the year for which any expense reimbursement under the NXRT Advisory Agreement is calculated. Real estate assets is defined broadly in the Advisory Agreement to include, among other things, investments in real estate-related securities and mortgages and reserves for capital expenditures.

“Contributed Assets” means all of the real estate assets described in the information statement filed as an exhibit to NXRT’s registration statement as properties to be owned or subject to probable acquisition by NXRT or NXRT OP upon completion of the Spin-Off.

“New Assets” means all of the Average Real Estate Assets other than Contributed Assets.

Monthly in arrears in cash, shares of NXRT common stock(2) (valued at fee VWAP) or any combination thereof at the election of NXRT Adviser.

Administrative Fee(1)

An annual fee of 0.20% of the Average Real Estate Assets.

In calculating the Administrative Fee, we will categorize the Average Real Estate Assets into either Contributed Assets or New Assets. The Administrative Fee on Contributed Assets may not exceed approximately $890,000 in any calendar year. This cap is intended to limit the fees paid to NXRT Adviser on the Contributed Assets following the Spin-Off to the fees that would have been paid by NHF to NHF Adviser had the Spin-Off not occurred. The Administrative Fee on New Assets will not be subject to any maximum amount in any calendar year.

Monthly in arrears in cash, shares of NXRT common stock(2) (valued at fee VWAP) or any combination thereof at the election of NXRT Adviser.

Reimbursement of Operating Expenses	NXRT will reimburse NXRT Adviser for all of its out-of-pocket expenses in performing its services, including legal, accounting, financial, due diligence and other services performed by NXRT Adviser that outside professionals or outside consultants would otherwise perform and NXRT will also pay its pro rata share of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of NXRT Adviser required for NXRT’s operations (“NXRT Adviser Operating Expenses”). NXRT Adviser Operating Expenses do not include expenses for the administrative services provided under the Advisory Agreement. NXRT will also reimburse NXRT Adviser for any and all expenses (other than underwriters’ discounts) in connection with an offering, including, without limitation, legal, accounting, printing, mailing and filing fees and other documented offering expenses. Reimbursement of NXRT Adviser Operating Expenses under the NXRT Advisory Agreement and the administrative fee and management fee paid to the NXRT Adviser will not exceed 1.5% of Average Real Estate Assets per calendar year (or part thereof that the NXRT Advisory Agreement is in effect). This limitation will not apply to legal, accounting, financial, due diligence and other service fees incurred in	Monthly in cash based on documented expenses incurred.

connection with mergers and acquisitions, extraordinary litigation or other events outside the Company’s ordinary course of business or any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of real estate assets. The total estimated amount of organizational expenses and other costs in connection with the Spin-Off is $3 million, all of which will be borne ratably by the Fund and NXRT, with such expense allocations subject to the approval of both the Independent Trustees of NHF and the independent directors of NXRT. The Fund will reimburse Highland for up to $100,000 in expenses incurred in connection with the Spin-Off at cost, with no mark-up.

(1)	NXRT Adviser’s ability to receive shares of NXRT common stock as payment for all or a portion of any fee payable under the NXRT Advisory Agreement is subject to certain limitations.
(2)	NXRT will enter into a registration rights agreement with NXRT Adviser with respect to any shares of NXRT common stock that NXRT Adviser receives as payment for any fees owed under the NXRT Advisory Agreement. These registration rights will require NXRT to file a registration statement with respect to such shares. NXRT will agree to pay all of the expenses relating to registering these securities. The costs associated with registering these securities will not be deducted from the compensation owned to NXRT Adviser.

The following example illustrates how NXRT will calculate its management fee and administrative fee in accordance with the NXRT Advisory Agreement. The amounts used in the illustration are hypothetical and do not correspond to estimated amounts or NXRT’s or NHF’s actual results.

Assume for the full year the following:

•	Average Real Estate Assets equals $870 million

•	$870 million of Average Real Estate Assets are Contributed Assets

Under this assumption, the uncapped management fee and administrative fee payable to NXRT Adviser would be $10.4 million as calculated below:

1. Average Real Estate Assets	$870 million

2. Management fee equals Average Real Estate Assets multiplied by 1.00%	$8.7 million

3. Administrative fee equals Average Real Estate Assets multiplied by 0.20%	$1.7 million

However, under the NXRT Advisory Agreement, the aggregate fees paid by NXRT to NXRT Adviser on Contributed Assets will be capped at the amount of fees NHF would have paid on the Contributed Assets to NHF Adviser had NHF Adviser owned the Contributed Assets for a full 12-month period and the Spin-Off had not occurred. The aggregate fees paid by NXRT to NXRT Adviser on the Contributed Assets would be reduced to the amount shown below:

1. Contributed Asset Fee Cap	$5.4 million

See “—Comparison of NHF Advisory Agreement and NXRT Advisory Agreement,” below for additional information.

Comparison of NHF Advisory Agreement and NXRT Advisory Agreement. The table below sets forth a summary of certain provisions of the NHF Advisory Agreement and the NXRT Advisory Agreement as well as certain distinctions between the management of the Fund paid to NHF Adviser and the management of NXRT paid to NXRT Adviser. Although NXRT will not be a registered investment company, the terms and approval of the NXRT Advisory Agreement will be subject to the protections afforded by Section 15 of the 1940 Act. Specifically, the NXRT Charter provides that NXRT may not enter into an investment advisory agreement unless the agreement complies with, and has been approved in compliance with, Section 15 of the 1940 Act, and any applicable rules thereunder or published guidance of the Securities and Exchange Commission or its staff. Any investment advisory agreement will have an initial term of up to two years, and will continue thereafter only if approved in accordance with Section 15 of the 1940 Act. The terms of the NXRT Advisory Agreement will be subject to the restrictions under the Advisers Act on the payment of performance fees and the provisions under Section 15(a) of the 1940 Act that require that an advisory agreement be terminable by the board of an investment company subject to the 1940 Act without penalty on no more than 60 days’ notice.

	NHF Advisory Agreement	NXRT Advisory Agreement
Management Fees	1.00% of Managed Assets.	1.00% of the Average Real Estate Assets.

Administrative Fees	An annual fee of 0.20% of Managed Assets.	An annual fee of 0.20% of the Average Real Estate Assets.

Fees Cap	None.	1.5% of Average Real Estate Assets. See “—NXRT Adviser—Reimbursement of Operating Expenses” above for additional information.

Transactions with Advisory Affiliates	Under the 1940 Act, the Fund is restricted in its ability to engage in, and, in certain instances, prohibited from engaging in, certain types of transactions with NHF Adviser or its affiliates. Generally, the Fund would be prohibited from engaging in a principal transaction whereby NHF Adviser or any of its affiliates buys or sells a security from or to the Fund.	Because NXRT will not be a registered investment company, neither NXRT Adviser nor its affiliates will be subject to the 1940 Act restrictions and prohibitions on affiliate transactions, although NXRT Adviser will be subject to restrictions with respect to (but not prohibitions from) principal transactions under the Advisers Act whereby NXRT Adviser or any of its affiliates buys or sells a security from or to NXRT, which restrictions will generally require the consent of NXRT prior to engaging in any such principal transaction with NXRT Adviser or an affiliate thereof. See “Conflicts of Interest Relating to NXRT Adviser—Cross Transactions and Principal Transactions.”

NHF Fees

For the 12-month period ending December 31, 2014, the Fund paid approximately $1.6 million in management and administrative fees to NHF Adviser (assuming average leverage over the same period of approximately 33%) under the Fund Advisory Agreement for the Contributed Assets. As discussed in the tables above, the term “Contributed Assets” means all of the real estate assets described in the information statement filed as an exhibit to NXRT’s registration statement as properties to be owned or subject to probable acquisition by NXRT or NXRT OP upon completion of the Spin-Off. Under the Fund Advisory Agreement, NHF pays NHF Adviser fees based on Managed Assets (as defined above). The portion of Managed Assets that will be Contributed Assets over this 12-month period grew from $10.6 million at December 31, 2013 to $651 million at December 31, 2014. The approximately $1.6 million in management and administrative fees represents the actual fees paid to NHF Adviser on the portion of Contributed Assets actually owned by NHF during the period. Because NHF owned only a small percentage of the Contributed Assets during many of the months in 2014, the actual fees paid to NHF Advisor with respect to the Contributed Assets were much lower than the fees that would have been paid had NHF owned all of the Contributed Assets for the full 12 months.

The Contributed Assets at the time of the Spin-Off are expected to be approximately $870 million. If NHF owned the Contributed Assets during the full 12-month period ending December 31, 2014, the aggregate fees that NHF would have paid to NHF Adviser would have been approximately $5.4 million.

NXRT Fees

Assuming NXRT owned the Contributed Assets (approximately $870 million) for the full 12-month period ending December 31, 2014, NXRT would have paid approximately $10.4 million in management and administrative fees to NXRT Adviser using an uncapped 1.0% management fee and 0.2% administrative fee. This uncapped $10.4 million in fees is higher than the $5.4 million in fees that would have been paid to NHF Advisor for the same period. Both the NXRT Advisory Agreement and the Fund Advisory Agreement use a 1.0% management fee and 0.2% administrative fee. These fee percentages, however, are applied to asset bases that are calculated differently. As described above under “Compensation of NHF Adviser and NXRT Adviser,” the Fund Advisory Agreement applies the fee percentages to Managed Assets, which includes leverage of NHF but does not include leverage on the real estate assets that will be Contributed Assets. The NXRT Advisory Agreement applies the fee percentages to Average Real Estate Assets, which uses the book value of the real estate assets without making any adjustment for leverage on the Contributed Assets. These differences in the defined terms used to calculate the fees explain the higher uncapped fees under the NXRT Advisory Agreement.

However, under the terms of the NXRT Advisory Agreement, the aggregate fees NXRT will pay to NXRT Adviser on the Contributed Assets will be capped following the Spin-Off to the fees that would have been paid on the Contributed Assets by NHF to NHF Adviser had NHF owned the Contributed Assets for a full 12-month period and the Spin-Off had not occurred (the “Contributed Asset Cap”). Assuming NXRT owned the Contributed Assets during the full 12-month period ending December 31, 2014, the Contributed Asset Cap would have capped the aggregate fees that NXRT would have paid to NXRT Adviser on the Contributed Assets at approximately $5.4 million.

Additionally, NXRT Adviser has agreed to a total expense cap of 1.5% of Average Real Estate Assets on the aggregate amount of NXRT Adviser Operating Expenses, administrative fees and management fees paid to the NXRT Adviser (the “Total Expense Cap”). This Total Expense Cap is intended to cap general and administrative expenses and certain other expenses to ensure NXRT’s expenses are competitive and shareholder friendly.

NXRT Adviser’s Investment Approach

Evaluating Potential Investments

NXRT Adviser’s investment approach will combine the management team’s and its property manager’s experience with a structure that emphasizes thorough market research, local market knowledge, underwriting discipline, and risk management in evaluating potential investments:

•	Market Research. NXRT Adviser’s investment team and NXRT’s property manager will research the acquisition and underwrite each transaction, utilizing both real-time market data and the transactional knowledge and experience of the network of professionals of NXRT Adviser and of NXRT’s property manager.

•	Local Market Knowledge. NXRT Adviser, either directly, through its relationships with real estate professionals in the area, or through NXRT’s property manager, will develop information concerning the locality of the property to assess its competitive position.

•	Underwriting Discipline. NXRT Adviser will follow a disciplined process to evaluate a potential investment in terms of its income-producing capacity and prospects for capital appreciation, which will include a review of property fundamentals (including tenant/lease base, lease rollover, expense structure, occupancy, and property capital expenditure), capital markets fundamentals (including cap rates, interest rates and holding period) and market fundamentals (including rental rates, concession and occupancy levels at comparable properties), as well as projected delivery and absorption rates. NXRT Adviser will strive to verify all assumptions by third-party research from credible sources, to the extent practical, in order to ensure consistency in the underwriting approach. In addition, NXRT Adviser will perform stress tests on each acquisition by reducing rent growth assumptions and increasing the interest rate in its assumptions prior to acquiring each asset.

•	Risk Management. Risk management is a fundamental principle in NXRT Adviser’s construction of NXRT’s portfolio and in the management of each investment. Diversification of the NXRT portfolio by investment size, geographic location and interest rate risk is critical to controlling portfolio-level risk.

When evaluating potential acquisitions and dispositions, NXRT Adviser will generally consider the following factors as applicable:

•	strategically targeted markets;

•	income levels and employment growth trends in the relevant market;

•	employment and household growth and net migration of the relevant market’s population;

•	supply of undeveloped or developable real estate, local building costs and construction costs;

•	the location, construction quality, condition and design of the property;

•	the current and projected cash flow of the property and the ability to increase cash flow;

•	the potential for capital appreciation of the property;

•	purchase price relative to the replacement cost of the property;

•	the terms of leases, including the potential for rent increases;

•	the potential for economic growth and the tax and regulatory environment of the community in which the property is located;

•	the occupancy and demand by residents for properties of a similar type in the vicinity;

•	the prospects for liquidity through sale, financing or refinancing of the property;

•	the benefits of integration into existing operations;

•	competition from existing multifamily properties and properties under development and the potential for the construction of new multifamily properties in the area; and

•	potential for opportunistic selling based on demand and price of high quality assets.

NXRT may also allocate up to approximately 30% of its portfolio to investments in real estate-related debt and securities with the potential for high current income or total returns.

Property-Level Business Strategy

NXRT Adviser’s investment approach will also include active and aggressive management of each property acquired. NXRT Adviser believes that active management is critical to creating value.

Prior to the purchase of a property, NXRT’s property manager and NXRT Adviser will tour each property and develop a business strategy for the property. This will include a forecast of the action items to be taken and the capital needed to achieve the anticipated returns. NXRT Adviser will review such property-level business strategies quarterly to anticipate changes or opportunities in the market.

In an effort to keep properties in compliance with NXRT’s underwriting standards and management strategies, NXRT Adviser will remain involved through the investment life cycle of each acquired property and will actively consult with NXRT’s property manager throughout the holding period.

Dispositions

Each quarter, NXRT Adviser will evaluate the NXRT portfolio for potential disposition opportunities based on the performance of the individual asset, market conditions and NXRT’s overall portfolio objectives.

Economic and market conditions may influence NXRT to hold its investments for different periods of time. NXRT may sell an asset before the end of the expected holding period if NXRT believes that market conditions and asset positioning have maximized its value to NXRT or the sale of the asset would otherwise be in the best interests of the NXRT stockholders.

NXRT expects that third parties that acquire NXRT properties will purchase them for cash. However, in some instances NXRT may sell its properties by providing financing to purchases. It may be beneficial for NXRT to provide financing to purchasers if providing such financing would accelerate the time in between signing and closing. Any such financing would be on terms consistent with the prevailing market conditions for similar financings.

Material Actual and Potential Conflicts of Interest Relating to NXRT Adviser

The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of NXRT Adviser, its clients and its affiliates, but is not intended to be an exhaustive list of all such conflicts. The scope of the activities of the affiliates of NXRT Adviser and the funds and clients advised by affiliates of NXRT Adviser may give rise to conflicts of interest or other restrictions and/or limitations imposed on NXRT in the future that cannot be foreseen or mitigated at this time.

NXRT Advisory Agreement

NXRT Adviser is an affiliate of NHF Adviser. The Fund’s Board has determined that the compensation payable to NXRT Adviser under the NXRT Advisory Agreement is lower than, or comparable to, the advisory fees of other publicly traded, externally managed REITs, and that such compensation is equal to compensation payable to NHF Adviser under the NHF Advisory Agreement in respect of the Contributed Assets to be held by NXRT. In addition, as an externally managed REIT, NXRT may pay NXRT Adviser compensation that is higher than the expense that would be incurred if NXRT were internally managed.

Under the NXRT Advisory Agreement, NXRT Adviser or its affiliates will be entitled to fees that are structured in a manner intended to provide incentives to NXRT Adviser to perform in NXRT’s best interests and in the best interests of NXRT stockholders. However, because NXRT Adviser is entitled to receive substantial compensation regardless of performance, NXRT Adviser’s interests are not wholly aligned with those of NXRT stockholders. In that regard, NXRT Adviser could be motivated to recommend riskier or more speculative investments that would entitle NXRT Adviser to the highest fees. For example, because management fees payable to NXRT Adviser are based on the total assets of NXRT, including any form of leverage, NXRT Adviser may have an incentive to cause NXRT to incur a high level of leverage or to acquire properties on less than favorable terms in order to increase the total amount of assets under management. In addition, NXRT Adviser’s ability to receive higher fees and reimbursements depends on NXRT’s continued investment in real properties. Therefore, the interest of NXRT Adviser and its affiliates in receiving fees may conflict with the interest of NXRT stockholders in earning income on their investment in NXRT common stock.

Externally managed REITs may also have conflicts of interest with their advisers that differ from self-managed REITs. These conflicts as they related to NXRT and NXRT Adviser are discussed in the following sections. NXRT Adviser also has registered with the SEC as an investment adviser under the Advisers Act. Accordingly NXRT Adviser will be required to update and disclose its conflicts of interest in filings with the SEC.

Other Accounts and Relationships

As part of their regular business, NXRT Adviser, its affiliates and their respective officers, directors, trustees, stockholders, members, partners and employees and their respective funds and investment accounts (collectively, the “Related Parties”) hold, purchase, sell, trade or take other related actions both for their respective accounts and for the accounts of their respective clients, on a principal or agency basis, subject to applicable law including Section 206(3) of the Advisers Act, with respect to loans, securities and other investments and financial instruments of all types. The Related Parties also provide investment advisory services, among other services, and engage in private equity, real estate and capital markets-oriented investment activities. The Related Parties will not be restricted in their performance of any such services or in the types of debt, equity, real estate or other investments which they may make. The Related Parties may have economic interests in or other relationships with respect to investments made by NXRT. In particular, the Related Parties may make and/or hold an investment, including investments in securities, that may compete with, or rank equally with, senior to or junior to, an investment, including investments in securities, made and/or held by NXRT, or in which partners, security holders, members, officers, directors, agents or employees of such Related Parties serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships may result in restrictions on transactions by NXRT and otherwise create conflicts of interest for NXRT. In such instances, the Related Parties may in their discretion make investment recommendations and decisions that may be the same as or different from those made with respect to NXRT’s investments. In connection with any such activities described above, the Related Parties may hold, purchase, sell, trade or take other related actions in securities or investments of a type that may be suitable for NXRT. The Related Parties will not be required to offer such securities or investments to NXRT or provide notice of such activities to NXRT. In addition, in managing NXRT’s portfolio, NXRT Adviser may take into account its relationship or the relationships of its affiliates with obligors and their respective affiliates, which may create conflicts of interest. Furthermore, in connection with actions taken in the ordinary course of business of NXRT Adviser in accordance with its fiduciary duties to its other clients, NXRT Adviser may take, or be required to take, actions which adversely affect the interests of NXRT.

The Related Parties have invested and may continue to invest in investments that would also be appropriate for NXRT. Such investments may be different from those made on behalf of NXRT. Neither NXRT Adviser nor any Related Party has any duty, in making or maintaining such investments, to act in a way that is favorable to NXRT or to offer any such opportunity to NXRT, subject to NXRT Adviser’s allocation policy set forth below. The investment policies, fee arrangements and other circumstances applicable to such other parties may vary from those applicable to NXRT. NXRT Adviser and/or any Related Party may also provide advisory or other services for a customary fee with respect to investments made or held by NXRT, and neither NXRT’s shareholders nor NXRT will have any right to such fees. NXRT Adviser and/or any Related Party may also have ongoing relationships with, render services to or engage in transactions with other clients, including NexPoint Multifamily Realty Trust, Inc. and other REITs, who make investments of a similar nature to those of NXRT, and with companies whose securities or properties are acquired by NXRT and may own equity or debt securities issued by NXRT’s joint ventures. In connection with these activities NXRT Adviser and/or any Related Party may from time to time come into possession of material nonpublic information that limits the ability of NXRT Adviser to effect a transaction for NXRT, and NXRT’s investments may be constrained as a consequence of NXRT Adviser’s inability to use such information for advisory purposes or otherwise to effect transactions that otherwise may have been initiated on behalf of its clients, including NXRT. In addition, officers or affiliates of NXRT Adviser and/or Related Parties may possess information relating to NXRT’s joint ventures that is not known to the individuals at NXRT Adviser responsible for monitoring NXRT’s joint ventures and performing the other obligations under the NXRT Advisory Agreement.

Although the professional staff of NXRT Adviser will devote as much time to NXRT as NXRT Adviser deems appropriate to perform its duties in accordance with the NXRT Advisory Agreement and in accordance with reasonable commercial standards, the staff may have conflicts in allocating its time and services among NXRT and NXRT Adviser’s or any Related Parties’ other accounts. The NXRT Advisory Agreement places restrictions on NXRT Adviser’s ability to buy and sell investments for NXRT. Accordingly, during certain periods or in certain circumstances, NXRT Adviser may be unable as a result of such restrictions to buy or sell investments or to take other actions that it might consider to be in the best interests of NXRT and its stockholders.

The directors, officers, employees and agents of the Related Parties, and NXRT Adviser may, subject to applicable law, serve as directors (whether supervisory or managing), officers, employees, partners, agents, nominees or signatories, and receive arm’s length fees in connection with such service, for NXRT or any Related Party, or for any of NXRT’s joint ventures or any affiliate thereof, and neither NXRT nor its stockholders will have the right to any such fees.

The Related Parties serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as NXRT, or of other investment funds managed by NXRT Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of NXRT or its stockholders. NXRT may compete with other entities managed by NXRT Adviser and its affiliates for capital and investment opportunities.

There is no limitation or restriction on NXRT Adviser or any of its Related Parties with regard to acting as investment manager (or in a similar role) to other parties or persons. This and other future activities of NXRT Adviser and/or its Related Parties may give rise to additional conflicts of interest. Such conflicts may be related to obligations that NXRT Adviser or its affiliates have to other clients.

Subject to prior approval of the NXRT Board, certain Related Parties, including NexBank SSB and Governance Re among others, may provide banking, agency, insurance and other services to NXRT and its operating affiliates for customary fees, and neither NXRT, nor its subsidiaries will have a right to any such fees.

Allocation of Investment Opportunities

In addition, the Related Parties may, from time to time, be presented with investment opportunities that fall within the investment objectives of NXRT and other clients, funds or other investment accounts managed by the Related Parties, and in such circumstances, the Related Parties expect to allocate such opportunities among NXRT and such other clients, funds or other investment accounts on a basis that the Related Parties determine in good faith is appropriate taking into consideration such factors as the fiduciary duties owed to NXRT and such other clients, funds or other investment accounts, the primary mandates of NXRT and such other clients, funds or other investment accounts, the capital available to NXRT and such other clients, funds or other investment accounts, any restrictions on investment, the sourcing of the transaction, the size of the transaction, the amount of potential follow-on investing that may be required for such investment and the other investments of NXRT and such other clients, funds or other investment accounts, the relation of such opportunity to the investment strategy of NXRT and such other clients, funds or other investment accounts, reasons of portfolio balance and any other consideration deemed relevant by the Related Parties in good faith. NXRT Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies and (2) the requirements of the Advisers Act. NXRT Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to NXRT fairly or equitably in the short-term or over time, and there can be no assurance that NXRT will be able to participate in all such investment opportunities that are suitable for it.

Cross Transactions and Principal Transactions

As further described below, NXRT Adviser may effect client cross-transactions where NXRT Adviser causes a transaction to be effected between NXRT and another client advised by NXRT Adviser or any of its affiliates. NXRT Adviser may engage in a client cross-transaction involving NXRT any time that NXRT Adviser believes such transaction to be fair to NXRT and the other client of NXRT Adviser or its affiliates in accordance with NXRT Adviser’s internal written cross-transaction policies and procedures.

As further described below, NXRT Adviser may effect principal transactions where NXRT may make and/or hold an investment, including an investment in securities, in which NXRT Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law and with NXRT Adviser’s internal written policies and procedures for principal transactions, which may include NXRT Adviser obtaining the consent and approval of NXRT prior to engaging in any such principal transaction between NXRT and NXRT Adviser or its affiliates.

NXRT Adviser may direct NXRT to acquire or dispose of investments in cross trades between NXRT and other clients of NXRT Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, NXRT may make and/or hold an investment, including an investment in securities, in which NXRT Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by NXRT may enhance the profitability of NXRT Adviser’s own investments in such companies. Moreover, NXRT and its operating affiliates may invest in assets originated by or enter into loans, borrowings and or financings with NXRT Adviser or its affiliates, including but not limited to NexBank, including in primary and secondary transactions with respect to which the NXRT Adviser or a Related Party may receive customary fees from the applicable issuer, and neither NXRT nor its subsidiaries will have the right to any such fees. In each such case, NXRT Adviser and such affiliates may have a potentially conflicting division of loyalties and responsibilities regarding NXRT and the other parties to such investment. Under certain circumstances, NXRT Adviser and its affiliates may determine that it is appropriate to avoid such conflicts by selling an investment at a fair value that has been calculated pursuant to NXRT Adviser’s valuation procedures to another fund managed or advised by NXRT Adviser or such affiliates. In addition, NXRT Adviser may enter into agency cross-transactions where it or any of its affiliates acts as broker for NXRT and for the other party to the transaction, to the extent permitted under applicable law. NXRT Adviser may obtain NXRT’s written consent as provided herein if any such transaction requires the consent of the NXRT Board, including a majority of independent directors, under Section 206(3) of the Advisers Act.

Participation in Creditor Committees, Underwriting and Other Activities

NXRT Adviser and/or its Related Parties may participate in creditors or other committees with respect to the bankruptcy, restructuring or workout of NXRT’s joint ventures. In such circumstances, NXRT Adviser may take positions on behalf of itself or Related Parties that are adverse to the interests of NXRT.

NXRT Adviser and/or its Related Parties may act as an underwriter, arranger or placement agent, or otherwise participate in the origination, structuring, negotiation, syndication or offering of investments purchased by NXRT. Such transactions are on an arm’s-length basis and may be subject to arm’s-length fees. There is no expectation for preferential access to transactions involving investments that are underwritten, originated, arranged or placed by NXRT Adviser and/or its Related Parties and neither NXRT nor its shareholders will have the right to any such fees.

Material Non-Public Information

There are generally no ethical screens or information barriers among NXRT Adviser and certain of its affiliates of the type that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. If NXRT Adviser, any of its personnel or its affiliates were to receive material non-public information about an investment or issuer, or have an interest in causing NXRT to acquire a particular investment, NXRT Adviser may be prevented from causing NXRT to purchase or sell such asset due to internal restrictions imposed on NXRT Adviser. Notwithstanding the maintenance of certain internal controls relating to the management of material non-public information, it is possible that such controls could fail and result in NXRT Adviser, or one of its investment professionals, buying or selling an asset while, at least constructively, in possession of material non-public information. Inadvertent trading on material non-public information could have adverse effects on NXRT Adviser’s reputation, result in the imposition of regulatory or financial sanctions, and as a consequence, negatively impact NXRT Adviser’s ability to perform its investment management services to NXRT. In addition, while NXRT Adviser and certain of its affiliates currently operate without information barriers on an integrated basis, such entities could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, NXRT Adviser’s ability to operate as an integrated platform could also be impaired, which would limit NXRT Adviser’s access to personnel of its affiliates and potentially impair its ability to manage NXRT’s investments.

Other Benefits to NXRT Adviser

Under the terms of the Exemptive Order, the NXRT Charter will require any NXRT Advisory Agreement to be consistent with provisions of the 1940 Act related to advisory contracts. These provisions in the NXRT Charter will not allow NXRT to adopt a long-term incentive plan that could be used to pay performance-based incentive fee compensation to employees of NXRT Advisor. The NXRT stockholders, however, may in the future amend the NXRT Charter to remove the 1940 Act compliance requirements. If the NXRT Charter is so amended, NXRT Adviser may seek to adopt a long-term incentive plan. In addition to the requirement that NXRT stockholders approve any amendment to the NXRT Charter, NXRT would be required to submit any long-term incentive plan to its stockholders for approval. If approved in the future by NXRT stockholders, the plan would provide NXRT with the ability to grant awards to directors and officers of, and certain consultants to, NXRT, NXRT Adviser and its affiliates and other entities that provide services to NXRT on the terms and conditions approved by NXRT stockholders. The management team of NXRT Adviser would be expected to receive awards under the long-term incentive plan, if adopted, and would benefit from the compensation, if any, provided by these awards. Any compensation payable under such plan is expected to be subject to the 1.5% total expense cap described above under “NXRT Fees.”

In addition to the compensation provided to NXRT Adviser by the NXRT Advisory Agreement, NXRT Adviser may also receive reputational benefits from the Spin-Off and future growth of NXRT through capital-raising transactions and acquisitions. NXRT Adviser will also have an incentive to raise capital and cause NXRT to acquire additional real estate assets, which would then contribute to the uncapped portion of the management fee and administrative fee. The reputational benefit to NXRT Adviser from the successful Spin-Off and future growth of NXRT could assist NXRT Adviser and its affiliates in pursuing other real estate investments. These investments could be made through other entities managed by NXRT Adviser or its affiliates, and there can be no assurance that NXRT will be able to participate in all such investment opportunities.

Board Recommendation of Approval

The Board, including a majority of the Independent Trustees, reviewed the NXRT Advisory Agreement at meetings of the Board held on September 26, 2014 and November 7, 2014, and approved the NXRT Advisory Agreement at a meeting held on January 5, 2015. At those meetings, the Board had the opportunity to meet with representatives of NXRT Adviser. In reviewing the agreements and materials, the Board received information and considered a variety of factors with respect to the fairness and reasonableness of the compensation to be paid to NXRT Adviser under the NXRT Advisory Agreement.

Based upon its review of the information provided by NXRT Adviser and legal counsel, and following extensive discussions, the Board, including a majority of the Independent Trustees, concluded that it was satisfied with the nature, extent and quality of the services proposed to be provided by NXRT Adviser under the NXRT Advisory Agreement, that the amount and structure of the fee proposed to be paid thereunder were lower than, or comparable to, those charged to other externally managed publicly traded REITs and NHF. In approving the NXRT Advisory Agreement the Board, including a majority of Independent Trustees, concluded that such agreement was in the best interests of NXRT and the Shareholders. In making their determination, the Board and a majority of Independent Trustees considered that the Fund would bear a ratable portion of the proxy solicitation expenses and expenses incurred in connection with preparing this Proxy Statement. The Board voted to recommend the NXRT Advisory Agreement to the Shareholders for their approval.

In considering the approval of the NXRT Advisory Agreement, the Board evaluated information and considered various factors, including the following:

Nature, Extent and Quality of Services to be Provided. The Board reviewed the nature, extent, and quality of the investment advisory and management services proposed to be provided to NXRT by NXRT Adviser and found them sufficient to encompass the range of services necessary for NXRT to operate as an externally managed, publicly traded REIT.

Comparison of Management Fee and Expense Ratio to Other Real Estate Investment Trusts and NHF. The Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by other externally managed, publicly traded REITs and NHF. The comparative data assisted the Board in assessing the management fees to be paid under the NXRT Advisory Agreement as well as the total estimated expenses to be paid by NXRT. The Board concluded that the advisory fees under the NXRT Advisory Agreement were lower than, or comparable to, the advisory fees of the other publicly traded externally managed REITS and NHF.

Experience of Management Team and Personnel. The Board considered that all of the current key personnel of NXRT Adviser will be working for NXRT Adviser when the NXRT Advisory Agreement becomes effective.

Investment Performance. The Board considered the track record of NHF Adviser in managing the assets which will be managed by NXRT Adviser under the NXRT Advisory Agreement and found it to be comparable to the track record of the investment advisors to similar REITS.

Provisions of the NXRT Advisory Agreement. The Board considered the terms of the NXRT Advisory Agreement and the extent to which its provisions were comparable to the investment advisory agreements of existing externally managed publicly traded REITs. The Board concluded that (a) the terms of the NXRT Advisory Agreement were satisfactory and in line with market norms for externally managed publicly traded REITS, (b) the services to be provided under the NXRT Advisory Agreement were reasonably necessary for NXRT’s operations and (c) the services to be provided under the NXRT Advisory Agreement were comparable in nature of those provided under other investment advisory agreements.

Costs of Providing Services and Profit. The Board considered the costs expected to be incurred by NXRT, the profit that NXRT Adviser may realize, and NXRT Adviser’s financial condition. Based on its review, the

Board concluded that NXRT Adviser is financially able to provide NXRT with the services enumerated in the NXRT Advisory Agreement.

Economies of Scale. The Board considered the extent to which economies of scale may be realized as NXRT grows, but concluded that NXRT will have to grow substantially before any economies of scale may be realized.

In considering the approval of the NXRT Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, but based its decision on an evaluation of all factors that it deemed to be relevant, including those described above.

Based on the information reviewed and the discussions among the board members, the Board, including a majority of the Independent Trustees, approved the NXRT Advisory Agreement.

If the Shareholders do not approve the Proposal, the NXRT Advisory Agreement will not go into effect as proposed. The Board would then consider the appropriate action to take with respect to an investment advisory arrangement for NXRT. The NXRT Board, including a majority of independent directors, must also approve the NXRT Advisory Agreement before it goes into effect.

Other Considerations

In reaching its recommendation to the Shareholders to approve the Proposal, the Board considered the possible source of conflict of interest such as those discussed under “Certain Conflicts of Interest Relating to NXRT Adviser.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT AMONG NEXPOINT RESIDENTIAL TRUST, INC., NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P. AND NEXPOINT REAL ESTATE ADVISORS, L.P.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Trustees do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so, apart from the consideration of an adjournment or postponement. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

If there appears not to be enough votes for a quorum or to approve the Proposal at the Meeting, the presiding officer of the Meeting or the Shareholders who are represented in person or by proxy may vote to adjourn the Meeting with respect to the Proposal to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2015 Annual Meeting of Shareholders must have been received at the Fund’s principal executive office no later than December 25, 2014 for inclusion in the Fund’s proxy statement and proxy card relating to the 2015 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2015 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 10, 2015, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Fund at 1-866-351-4440 or write the Fund c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 and the Fund will furnish separate mailings, in accordance with instructions.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING

THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE 1-866-351-4440.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

February 26, 2015

It is important that your shares be represented at the Meeting. Therefore, whether or not you expect to attend the Meeting, please submit your proxy (1) over the internet, (2) by telephone, or (3) by mail.

For specific instructions, please refer to the proxy card relating to the Meeting

EXHIBIT A

FORM OF

ADVISORY AGREEMENT

BY AND AMONG

NEXPOINT RESIDENTIAL TRUST, INC.,

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

AND

NEXPOINT REAL ESTATE ADVISORS, L.P.

i

ADVISORY AGREEMENT

THIS ADVISORY AGREEMENT (this “Agreement”), dated as of                          , 2015, is entered into by and among NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), NexPoint Residential Trust Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and NexPoint Real Estate Advisors, L.P., a Delaware limited partnership (the “Advisor“).

RECITALS

A. The Company is a Maryland corporation created in accordance with Maryland General Corporation Law and intends to elect to qualify as a REIT for U.S. federal income tax purposes.

B. The Company is the sole member of the general partner, and is the initial limited partner, of the Operating Partnership.

C. The Company and the Operating Partnership desire to avail themselves of the experience, sources of information, advice, assistance and certain facilities of the Advisor and its Affiliates and to have the Advisor undertake the duties and responsibilities set forth in this Agreement, on behalf of, and subject to the supervision of the Board of Directors of the Company, all as provided in this Agreement.

D. The Advisor is willing to render such services, subject to the supervision of the Board of Directors of the Company, on the terms and conditions set forth in this Agreement.

E. The Board of Directors, including a majority of the Independent Directors, have approved this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the definitions set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended.

“Administrative Fee” means an annual fee, payable monthly, in an amount equal to 0.20% of the Average Real Estate Assets, determined in accordance with Section 9(b).

“Advisor” means NexPoint Real Estate Advisors, L.P., a Delaware limited partnership.

“Affiliate” or “Affiliated” means with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (ii) any executive officer, director, trustee or general partner of such other Person; and (iii) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, the terms “controls,” “is controlled by,” or “is under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership or voting rights, by contract or otherwise.

“Articles of Incorporation” means the Articles of Amendment and Restatement of the Company, as hereafter amended from time to time.

“Average Real Estate Assets” means the average of the aggregate book value of Real Estate Assets before reserves for depreciation or other non-cash reserves, computed by taking the average of the book values of Real Estate Assets at the end of each month (or partial month) (i) for which any fee under this Agreement is calculated or (ii) during the year for which any Expense reimbursement under this Agreement is calculated.

“Board of Directors” or “Board” means the Board of Directors of the Company.

“Bylaws” means the bylaws of the Company, as amended and as the same are in effect from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Contributed Assets” means all of the Real Estate Assets described in the information statement filed as an exhibit to the Registration Statement as properties to be owned or subject to probable acquisition by the Company or the Operating Partnership upon completion of the Spin-Off.

“Director” means a member of the Board of Directors.

“Distribution Date” means the “distribution date,” as such term is defined in the information statement included in the Registration Statement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Highland” means Highland Capital Management, L.P., a Delaware limited partnership.

“Independent Director” means a Director who would not be an “interested person” (as defined in the 1940 Act) of the Company.

“Investment Guidelines” means the investment guidelines and other investment parameters for Investments, financing activities and other operations established from time to time by the Board or as disclosed in the Registration Statement.

“Investments” means any investments by the Company or the Operating Partnership in Real Estate Assets or any other asset.

“Joint Ventures” means any joint venture or partnership arrangements (other than between the Company and the Operating Partnership) in which the Company or the Operating Partnership or any of their subsidiaries is a co-venturer, member or partner, which are established to own Investments.

“Loans” means any indebtedness or obligations in respect of borrowed money or evidenced by bonds, notes, debentures, deeds of trust, letters of credit or similar instruments, including mortgages and mezzanine loans.

“Management Fee” means an annual fee, payable monthly, in an amount equal to 1.00% of the Average Real Estate Assets, determined in accordance with Section 9(b).

“New Assets” means all of the Average Real Estate Assets other than the Contributed Assets.

“NYSE” means the New York Stock Exchange.

“Offering” means any public or private offering of equity or debt securities of the Company that is consummated subsequent to the date of this Agreement, excluding Shares offered under any employee benefit plan of the Company and Shares distributed in the Spin-Off.

“Offering Expenses” means any and all expenses (other than underwriters’ discounts) paid or to be paid by the Company in connection with an Offering, including, without limitation, the Company’s legal, accounting, printing, mailing and filing fees and other documented offering expenses.

“Operating Expenses” means all out-of-pocket expenses of the Advisor in performing services for the Company, including the expenses incurred by the Advisor in connection with any provision by the Advisor of

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legal, accounting, financial and due diligence services performed by the Advisor that outside professionals or outside consultants would otherwise perform. Operating Expenses also include the Company’s pro rata share of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Advisor required for the Company’s operations. Operating Expenses do not include expenses for the administrative services described on Exhibit A to this Agreement.

“OP Units” means units of limited partnership interest in the Operating Partnership.

“Person” means an individual, corporation, partnership, joint venture, association, company (whether of limited liability or otherwise), trust, bank or other entity, or government or any agency or political subdivision of a government.

“Real Estate Assets” means any investment by the Company or the Operating Partnership (including, without limitation, reserves for capital expenditures) in unimproved and improved Real Property (including, without limitation, fee or leasehold interests, options and leases) either directly, through a direct or indirect subsidiary of the Company or the Operating Partnership or through a Joint Venture.

“Real Property” means real property owned from time to time by the Company or the Operating Partnership, either directly, through a direct or indirect subsidiary of the Company or the Operating Partnership or through a Joint Venture, which consists of (i) land only, (ii) land, including the buildings located thereon, (iii) buildings only, (iv) real estate-related securities (including preferred stock), mortgage, bridge or mezzanine loans, or (v) such investments the Board or the Advisor designate as Real Property to the extent such investments could be classified as Real Property.

“Registration Statement” means the Company’s Registration Statement on Form 10 (No. 001-36663), as amended from time to time.

“REIT” means a “real estate investment trust” within the meaning of Sections 856 through 860 of the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of the Company’s common stock, par value $0.01 per share.

“Spin-Off” has the meaning given in the information statement filed as an exhibit to the Registration Statement.

“Stockholders” means the registered holders of the Shares.

“VWAP” means volume-weighted average price.

2. Appointment. The Company and the Operating Partnership hereby appoint the Advisor to serve as their advisor to perform the services set forth herein on the terms and conditions set forth in this Agreement, and the Advisor hereby accepts such appointment.

3. Duties of the Advisor. The Advisor, in its capacity as manager of the assets and the day-to-day operations of the Company and the Operating Partnership, at all times will be subject to the supervision of the Company’s Board of Directors and will have only such functions and authority as the Company may delegate to it including, without limitation, the functions and authority identified herein and delegated to the Advisor hereby. The Advisor will be responsible for the day-to-day operations of the Company and will perform (or cause to be performed) such services and activities relating to the assets and operations of the Company as may be appropriate, including, without limitation:

(a) serve as the Company’s and the Operating Partnership’s investment and financial advisor;

(b) provide the daily management for the Company and the Operating Partnership and perform and supervise the various administrative functions necessary for the day-to-day management of the operations of the

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Company and the Operating Partnership, including the administrative services described on Exhibit A to this Agreement;

(c) investigate, select, and, on behalf of the Company and the Operating Partnership, engage and conduct business with such Persons as the Advisor deems necessary to the proper performance of its obligations hereunder, including, but not limited to, consultants, accountants, correspondents, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, banks, builders, developers, property owners, real estate management companies, real estate operating companies, securities investment advisors, mortgagors, the registrar and the transfer agent and any and all agents for any of the foregoing, including Affiliates of the Advisor, and Persons acting in any other capacity deemed by the Advisor necessary or desirable for the performance of any of the foregoing services, including, but not limited to, entering into contracts in the name of the Company and the Operating Partnership with any of the foregoing;

(d) consult with the officers and Directors of the Company and assist the Directors in the formulation and implementation of the Company’s financial policies, and, as necessary, furnish the Board with advice and recommendations with respect to the making of investments consistent with the investment objectives and policies of the Company and in connection with any borrowings proposed to be undertaken by the Company or the Operating Partnership;

(e) subject to the provisions of Section 4 hereof, (i) participate in formulating an investment strategy and asset allocation framework, (ii) locate, analyze and select potential Investments, (iii) structure and negotiate the terms and conditions of transactions pursuant to which acquisitions and dispositions of Investments will be made; (iv) research, identify, review and recommend acquisitions and dispositions of Investments to the Board and make Investments on behalf of the Company and the Operating Partnership in compliance with the investment objectives and policies of the Company; (v) negotiate the terms of and arrange for financing and refinancing and make other changes in the asset or capital structure of, and dispose of, reinvest the proceeds from the sale of, or otherwise deal with, Investments; (vi) negotiate and enter into leases and service contracts for Real Estate Assets and, to the extent necessary, perform all other operational functions for the maintenance and administration of such Real Estate Assets; (vii) actively oversee and manage Investments for purposes of meeting the Company’s investment objectives and reviewing and analyzing financial information for each of the Investments and the overall portfolio; (viii) select Joint Venture partners, structure and negotiate corresponding agreements and oversee and monitor these relationships; (ix) engage, oversee, supervise and evaluate property managers who perform services for the Company or the Operating Partnership; (x) engage, oversee, supervise and evaluate Persons with whom the Advisor contracts to perform certain of the services required to be performed under this Agreement; (xi) manage accounting and other record-keeping functions for the Company and the Operating Partnership, including reviewing and analyzing the capital and operating budgets for the Real Estate Assets and generating an annual budget for the Company; and (xii) recommend various liquidity events to the Board when appropriate;

(f) upon request, but no less than quarterly, provide the Board with periodic reports regarding prospective investments;

(g) negotiate the terms of and make investments in, and dispositions of, Investments within the discretionary limits and authority as granted by the Board;

(h) within the discretionary limits and authority as granted by the Board, negotiate on behalf of the Company and the Operating Partnership with banks or other lenders for Loans to be made to the Company and the Operating Partnership, and negotiate on behalf of the Company and the Operating Partnership with investment banking firms and broker-dealers or negotiate private sales of Shares or obtain Loans for the Company and the Operating Partnership, but in no event in such a manner so that the Advisor shall be acting as broker-dealer or underwriter; provided, further, that any fees and costs payable to third parties incurred by the Advisor in connection with the foregoing shall be the responsibility of the Company or the Operating Partnership;

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(i) at least quarterly, and at any other time reasonably requested by the Board, obtain reports (which may, but are not required to, be prepared by the Advisor or its Affiliates), where appropriate, concerning the value of Investments or contemplated investments of the Company and the Operating Partnership;

(j) at least quarterly, and at any other time reasonably requested by the Board, make reports to the Board of its performance of services to the Company and the Operating Partnership under this Agreement (including reports with respect to potential conflicts of interest involving the Advisor or any of its Affiliates), the composition and characteristics of the Company’s portfolio, and compliance with the Company’s Investment Guidelines and other policies approved from time to time by the Board;

(k) provide the Company and the Operating Partnership with all necessary cash management services;

(l) deliver to, or maintain on behalf of, the Company copies of all appraisals obtained in connection with the investments in any Real Estate Assets as may be required to be obtained by the Board;

(m) notify the Board of all proposed transactions outside of the Advisor’s delegated authority before they are completed and obtain Board approval of same;

(n) negotiate and effect any private placement of OP Units, tenancy-in-common (TIC) or other interests in Investments as may be approved by the Board;

(o) perform investor-relations and Stockholder communications functions for the Company;

(p) render such services as may be reasonably determined by the Board of Directors consistent with the terms and conditions herein;

(q) maintain the Company’s accounting and other records and assist the Company in filing all reports required to be filed by it with the Securities and Exchange Commission, the Internal Revenue Service and other regulatory agencies;

(r) do all things necessary to assure its ability to render the services described in this Agreement;

(s) advise the Company and the Operating Partnership regarding the maintenance of the Company’s qualification as a REIT and monitor the Company’s compliance with the various REIT qualification requirements and other rules set forth in the Code and any applicable treasury regulations promulgated under the Code, as amended from time to time, and use its commercially reasonable efforts to cause the Company to maintain its qualification as a REIT for U.S. federal income tax purposes;

(t) advise the Company and the Operating Partnership regarding the maintenance of their exemptions from the status of an investment company required to register under the 1940 Act, and monitor compliance with the requirements for maintaining such exemptions and using commercially reasonable efforts to cause them to maintain such exemptions from such status;

(u) assist the Company and the Operating Partnership in qualifying to do business in all applicable jurisdictions in which the Company, the Operating Partnership or their subsidiaries do business, and ensure that the Company, the Operating Partnership and their respective subsidiaries obtain and maintain all applicable licenses;

(v) assist the Company and the Operating Partnership in complying with all regulatory requirements applicable to them with respect to their business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act, the Securities Act or the NYSE;

(w) if requested by the Company, provide, or cause another qualified third party to provide, such internal audit, compliance and control services as may be required for the Company, the Operating Partnership and their subsidiaries to comply with applicable law (including the Securities Act and the Exchange Act), regulation (including Securities and Exchange Commission regulations) and the rules and requirements of the NYSE or such other securities exchange on which the Shares are listed, and as otherwise requested by the Board;

(x) handle and resolve on behalf of the Company and the Operating Partnership (including their respective subsidiaries) all routine claims, disputes or controversies, including all routine litigation, arbitration, settlement

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or other proceedings or negotiations, in which the Company, the Operating Partnership or their respective subsidiaries may be involved or to which they may become subject, subject to such limitations or parameters as may be imposed from time to time by the Board; and

(y) use commercially reasonable efforts to cause the Company, the Operating Partnership and their respective subsidiaries to comply with all applicable laws.

Notwithstanding the foregoing, to the extent such duties may be delegated by an investment company consistent with Section 15 of the 1940 Act, the Advisor may delegate any of the foregoing duties to any Person so long as the Advisor remains responsible for the performance of the duties set forth in this Section 3; provided, however, that the delegation by the Advisor of any of the foregoing duties to another Person shall not result in an increased Administrative Fee, Management Fee or additional expenses payable hereunder.

4. Authority of Advisor.

(a) Pursuant to the terms of this Agreement (including the restrictions included in this Section 4 and in Section 8), and subject to the continuing and exclusive authority of the Board over the management of the Company, the Company, acting on the authority of the Board of Directors, hereby delegates to the Advisor the authority to perform the services described in Section 3.

(b) Notwithstanding anything herein to the contrary, the Advisor shall obtain the prior approval of the Board, any particular Directors specified by the Board or any committee of the Board, as the case may be, in connection with (i) any Investment for which the portion of the consideration paid out of the Company’s Equity (defined below) equals or exceeds $50,000,000, (ii) any investment that is inconsistent with the Company’s publicly disclosed Investment Guidelines as in effect from time to time, or, if none are then publicly disclosed, as otherwise adopted by the Board from time to time, or (iii) any engagement of Affiliated service providers on behalf of the Company or the Operating Partnership, which engagement terms will be negotiated on an arm’s length basis. “Equity” means the Company’s cash on hand, exclusive of the proceeds of any debt financing incurred or to be incurred in connection with the relevant Investment.

(c) If a transaction requires approval by the Independent Directors, the Advisor will deliver to the Independent Directors all documents and other information required by them to properly evaluate the proposed transaction.

(d) For the period and on the terms and conditions set forth in this Agreement, the Company, the Operating Partnership and each of their respective subsidiaries hereby constitutes, appoints and authorizes the Advisor as its true and lawful agent and attorney-in-fact, in its name, place and stead, to negotiate, execute, deliver and enter into agreements, instruments and authorizations on their behalf, on such terms and conditions as the Advisor, acting in its sole and absolute discretion, deems necessary or appropriate (subject to any limitations imposed by the Board). This power of attorney is deemed to be coupled with an interest.

5. No Partnership or Joint Venture. The parties to this Agreement are not partners or joint venturers with each other and nothing herein shall be construed to make them partners or joint venturers or impose any liability as such on either of them.

6. Bank Accounts. The Advisor may establish and maintain one or more bank accounts in its own name for the account of the Company or the Operating Partnership or in the name of the Company and the Operating Partnership and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company or the Operating Partnership, consistent with the authority granted under Section 4 and in such other circumstances as the Board may approve, provided that no funds shall be commingled with the funds of the Advisor; and the Advisor shall upon request render appropriate accountings of such collections and payments to the Board and to the auditors of the Company.

7. Records; Access; Confidentiality. The Advisor shall maintain appropriate books of accounts and records of all its activities hereunder and make such records available for inspection by the Directors and by counsel, auditors and authorized agents of the Company, at any time and from time to time. The Advisor shall at all

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reasonable times have access to the books and records of the Company and the Operating Partnership. The Advisor shall keep confidential any and all information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement) to unaffiliated third parties except (i) with the prior written consent of the Board, (ii) to legal counsel, accountants or other professional advisors or consultants engaged by the Company, (iii) to appraisers, financing sources and others in the ordinary course of the Company’s business, (iv) to governmental officials having jurisdiction over the Company and the Operating Partnership (including their respective subsidiaries), (v) in connection with any governmental or regulatory filings of the Company, the Operating Partnership or of their subsidiaries, or disclosure or presentations to Company investors, (vi) as required by law or legal process to which the Advisor or any Person to whom disclosure is permitted hereunder is a party, or (vii) to the extent such information is otherwise publicly available through the actions of a Person other than the Advisor not resulting from Advisor’s violation of this Section 7. The confidentiality provisions of this Section 7 shall survive for a period of one year after the expiration or earlier termination of this Agreement.

8. Limitations on Activities. Notwithstanding anything herein to the contrary, the Advisor shall not intentionally or with gross negligence, reckless disregard or bad faith take any action that, would (a) adversely affect the maintenance of the Company’s qualification as a REIT under the Code, unless the Board has determined that the maintenance of the Company’s REIT qualification is not in the best interests of the Company and its Stockholders, (b) subject the Company to regulation under the 1940 Act, except to the extent the Company and the Advisor have undertaken in this Agreement and the Articles of Incorporation to comply with Section 15 of the 1940 Act in connection with the entry into, continuation of, or amendment of this Agreement or any advisory agreement (c) be contrary to or inconsistent with the Company’s Investment Guidelines or (d) violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company or its Shares, or otherwise not be permitted by the Articles of Incorporation or Bylaws, except if such action shall be ordered by the Board, in which case the Advisor shall notify promptly the Board of the Advisor’s judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board. In such event, the Advisor shall have no liability for acting in accordance with the specific instructions of the Board so given. The Advisor shall comply in all material respects with all applicable law and regulations, including, without limitation, applicable provisions of the Investment Advisers Act of 1940, as amended, and the regulations promulgated thereunder.

9. Compensation.

(a) During the term hereof, as the same may be extended from time to time, the Company shall pay the Advisor the Administrative Fee and the Management Fee. The Advisor shall compute each installment of the Administrative Fee and the Management Fee as promptly as possible after the end of the month with respect to which such installment is payable. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. A copy of the computations made by the Advisor to calculate such installment shall thereafter, for informational purposes only, promptly be delivered to the Board. The Administrative Fee and the Management Fee shall be paid in cash unless the Advisor elects, in its sole discretion, to receive all or a portion of the Administrative Fee and the Management Fee in Shares; provided, that (i) such election to receive all or a portion of the fees in Shares shall be made by notice to the Board (the “Election Notice”) at the time the Advisor delivers to the Board the computation of the Administrative Fee and the Management Fee for such month and (ii) the Advisor’s ability receive Shares in payment of all or a portion of the Administrative Fee and the Management Fee shall be subject to Section 9(c). To the extent that the Advisor elects to receive Shares in payment of all or a portion of the Administrative Fee or the Management Fee for any particular month, the number of Shares payable to the Advisor for such month shall equal (A) the dollar amount of the portion of the monthly installment of the Administrative Fee and the Management Fee payable in Shares (as set forth in the Election Notice) divided by (B) the VWAP per Share for the 10 trading days prior to the end of the month for which the Management Fee will be paid. The Management Fee shall be payable independent of the performance of the Company, the Operating Partnership or the Investments.

(b) In calculating the Administrative Fee and the Management Fee, the Company will categorize the Average Real Estate Assets into either Contributed Assets or New Assets. The Administrative Fee on the

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Contributed Assets may not exceed $                    1 in any calendar year. The Management Fee on the Contributed Assets may not exceed $                    2 in any calendar year. The Administrative Fee and the Management Fee on the portion of the Average Real Estate Assets categorized as New Assets will not be subject to any maximum amount in any calendar year. The Adviser may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis.

(c) The Advisor’s ability to receive Shares in payment of all or a portion of the Administrative Fee or the Management Fee due to the Advisor under this Agreement shall be subject to the following: (i) the ownership of such Shares by the Advisor shall not violate the limit on ownership of Shares set forth in the Articles of Incorporation or otherwise raise a material risk to the status of the Company as a REIT, after giving effect to any exception from such limit that the Board may grant to the Advisor or its Affiliates; and (ii) the Company’s issuance of such Shares to the Advisor shall comply with all applicable restrictions under the U.S. federal securities laws and the rules of the NYSE.

(d) The Company agrees to provide reasonable registration rights to the Advisor and its Affiliates in a form of registration rights agreement to be mutually agreed.

10. Expenses.

(a) In addition to the compensation paid to the Advisor pursuant to Section 9, the Company or the Operating Partnership shall pay directly or reimburse the Advisor for all of the documented Operating Expenses and Offering Expenses (together, “Expenses”) paid or incurred by the Advisor or its Affiliates in connection with the services it provides to the Company and the Operating Partnership pursuant to this Agreement. Any Expenses payable by the Company or reimbursable to the Advisor pursuant to this Agreement shall not be in amounts greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s length basis. Reimbursement of Operating Expenses under this Section 10, plus Administrative Fees and Management Fees under Section 9, may not exceed 1.5% of Average Real Estate Assets for any calendar year or portion thereof, provided, however, that this limitation will not apply to legal, accounting, financial, due diligence and other service fees incurred in connection with extraordinary litigation and mergers and acquisitions and other events outside the Company’s ordinary course of business or any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of Real Estate Assets.

(b) The Advisor shall prepare a statement documenting all Expenses incurred during each month, and shall deliver such statement to the Company within 15 business days after the end of each month. Expenses incurred by the Advisor on behalf of the Company and the Operating Partnership and payable pursuant to this Section 10 shall be reimbursed no later than the 15th business day immediately following the date of delivery of such statement of Expenses to the Company.

11. Other Services. Should the Board request that the Advisor or any director, officer or employee thereof render services for the Company and the Operating Partnership other than set forth in Section 3, such services shall be separately compensated at such customary rates and in such customary amounts as are agreed upon by

[1]	The Administrative Fee on the Contributed Assets will be capped at an amount intended to be equal to the annual administrative fee that would have been payable on the Contributed Assets under the Administrative Services Agreement of NexPoint Credit Strategies Fund.
[2]	The Management Fee on the Contributed Assets will be capped at an amount intended to be equal to the annual management fee that would have been payable on the Contributed Assets under the Amended and Restated Investment Advisory Agreement of NexPoint Credit Strategies Fund.

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the Advisor and the Board, including a majority of the Independent Directors, subject to the limitations contained in the Articles of Incorporation, and shall not be deemed to be services pursuant to the terms of this Agreement.

12. Other Activities of the Advisor. Except as set forth in this Section 12, nothing herein contained shall prevent the Advisor or any of its Affiliates from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by Highland or its Affiliates; nor shall this Agreement limit or restrict the right of any director, officer, member, partner, employee, or stockholder of the Advisor or its Affiliates to engage in or earn fees from any other business or to render services of any kind to any other partnership, corporation, firm, individual, trust or association and earn fees for rendering such services; provided, however, that the Advisor must devote sufficient resources to the Company’s business to discharge its obligations to the Company under this Agreement. The Advisor may, with respect to any investment in which the Company is a participant, also render advice and service to each and every other participant therein, and earn fees for rendering such advice and service. Specifically, it is contemplated that the Company may enter into Joint Ventures or other similar co-investment arrangements with certain Persons, and pursuant to the agreements governing such Joint Ventures or arrangements, the Advisor may be engaged to provide advice and service to such Persons, in which case the Advisor will earn fees for rendering such advice and service.

The Board acknowledges that the Advisor and its Affiliates are subject to various conflicts of interest, including without limitation, those set forth in the Registration Statement and the Advisor’s Form ADV. The Advisor shall report to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, which creates or is reasonably likely to create a conflict of interest between the Advisor’s obligations to the Company and its obligations to or its interest in any other partnership, corporation, firm, individual, trust or association.

13. Term and Termination.

(a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Company’s Board of Directors, including approval by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, in each case in accordance with Section 15 of the 1940 Act, regardless of whether the 1940 Act is otherwise applicable to the Company; (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company and (3) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of NexPoint Credit Strategies Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 13(c), so long as such continuance is approved at least annually (a) by either the Company’s Board of Directors or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company and (b) in either event, by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, in accordance with Section 15 of the 1940 Act.

(b) Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall comply with, and be approved in accordance with, the requirements of Section 15 of the 1940 Act and any applicable rules thereunder, regardless of whether the 1940 Act is otherwise applicable to the Company.

(c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company, or by the Advisor, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

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14. Payments and Duties Upon Termination.

(a) Amounts Owed. After the Effective Termination Date, the Advisor shall be entitled to receive from the Company or the Operating Partnership within 30 days after the effective date of such termination all amounts then accrued and owing to the Advisor.

(b) Advisor’s Duties. The Advisor shall promptly upon termination of this Agreement:

(i) pay over to the Company and the Operating Partnership all money collected and held for the account of the Company and the Operating Partnership pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;

(ii) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(iii) deliver to the Board all assets, including all Investments, and documents of the Company and the Operating Partnership then in the custody of the Advisor; and

(iv) reasonably cooperate with the Company and the Operating Partnership, at the Company’s expense, to provide an orderly management transition.

15. Limitation of Liability, Exculpation and Indemnification by the Company and Operating Partnership.

(a) Whether or not expressly provided in this Agreement, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Advisor or any of its respective Affiliates and their respective partners, members, officers, directors, employees and agents (including parties acting as agents for the execution of transactions) (each, a “Covered Person” and collectively, “Covered Persons”) shall be subject to the provisions of this Section.

(b) To the fullest extent permitted by law, no Covered Person shall be liable to the Company and the Operating Partnership (including but not limited to (i) any act or omission by any Covered Person in connection with the conduct of the business of the Company or the Operating Partnership, that is determined by such Covered Person in good faith to be in or not opposed to the best interests of the Company or the Operating Partnership, (ii) any act or omission by any Covered Person based on the suggestions of any professional advisor of the Company or the Operating Partnership whom such Covered Person believes is authorized to make such suggestions on behalf of the Company or the Operating Partnership, (iii) any act or omission by the Company or the Operating Partnership, or (iv) any mistake, negligence, misconduct or bad faith of any broker or other agent of the Company or the Operating Partnership selected by the Covered Person with reasonable care), unless any act or omission by such Covered Person constitutes bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties (as determined by a non-appealable judgment of a court or arbitration proceeding of competent jurisdiction).

(c) A Covered Person may consult with legal counsel or accountants selected by such Covered Person and any act or omission by such Covered Person on behalf of the Company or the Operating Partnership or in furtherance of the business of the Company or the Operating Partnership in good faith in reliance on and in accordance with the advice of such counsel or accountants shall be full justification for the act or omission, and such Covered Person shall be fully protected in so acting or omitting to act if the counsel or accountants were selected with reasonable care.

(d) To the fullest extent permitted by law, the Company or the Operating Partnership shall indemnify and save harmless Covered Persons, from and against any and all claims, liabilities, damages, losses, costs and expenses, including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and expenses of investigating or defending against any claim or alleged claim, of any nature whatsoever, known or unknown, liquidated or unliquidated, that are incurred by any Covered Person and arise out of or in connection with the business or investments of the Company or the Operating Partnership, or the performance by the Covered Person of its responsibilities hereunder, provided that the

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Covered Person shall not be entitled to indemnification hereunder to the extent the Covered Person’s conduct constitutes bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties (as determined by a non-appealable judgment of a court or arbitration proceeding of competent jurisdiction). The termination of any proceeding by settlement, judgment, order or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Covered Person’s conduct constituted bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties.

(e) Expenses incurred by a Covered Person in defense or settlement of any claim that shall be subject to a right of indemnification hereunder, shall be advanced by the Company or the Operating Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay the amount advanced to the extent that it shall be determined ultimately that the Covered Person is not entitled to be indemnified hereunder.

(f) The right of any Covered Person to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which the Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall be extended to the Covered Person’s successors, assigns and legal representatives.

(g) The provisions of this Section are expressly intended to confer benefits upon Covered Persons and such provisions shall remain operative and in full force and effect regardless of the expiration or any termination of this Agreement.

(h) No Covered Person shall be liable hereunder for any settlement of any action or claim effected without its written consent thereto.

16. Indemnification by the Advisor.

(a) The Advisor shall indemnify and hold harmless the Company and the Operating Partnership from all claims, liabilities, damages, losses, costs and expenses, including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and expenses of investigating or defending against any claim or alleged claim, of any nature whatsoever, known or unknown, liquidated or unliquidated, that are incurred by reason of the Advisor’s bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties; provided, however, that the Advisor shall not be held responsible for any action of the Board in following or declining to follow any written advice or written recommendation given by the Advisor.

(b) Notwithstanding anything in this Agreement to the contrary, the aggregate maximum amount that the Advisor may be liable to the Company or the Operating Partnership pursuant to this Agreement shall, to the extent not prohibited by law, never exceed the amount of the Management Fees received by the Advisor under this Agreement prior to the date that the acts or omissions giving rise to a claim for indemnification or liability shall have occurred. In no event shall the Advisor be liable for special, exemplary, punitive, indirect, or consequential loss, or damage of any kind whatsoever, including without limitation lost profits. The foregoing limitations shall not apply to the extent such damages are determined in a final binding non-appealable court or arbitration proceeding to result from the bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties of the Advisor.

(c) The provisions of this Section are expressly intended to confer benefits upon the Company and the Operating Partnership and such provisions shall remain operative and in full force and effect regardless of the expiration or any termination of this Agreement.

17. Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is required by the Articles

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of Incorporation, the Bylaws, or accepted by the party to whom it is given, and shall be given by being delivered by hand, by courier or overnight carrier or by registered or certified mail to the addresses set forth below:

To the Company:	NexPoint Residential Trust, Inc. 300 Crescent Court Suite 700 Dallas, Texas 75201 Attention: Brian Mitts with a copy to: Jones Day 2727 N. Harwood Street Dallas, Texas 75201 Attention: Charles T. Haag

To the Operating Partnership:

NexPoint Operating Partnership, LP

300 Crescent Court

Suite 700

Dallas, Texas 75201

Attention: Brian Mitts

with a copy to:

Jones Day

2727 N. Harwood Street

Dallas, Texas 75201

Attention: Charles T. Haag

To the Advisor:

NexPoint Real Estate Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

Attention: Brian Mitts

with a copy to:

Highland Capital Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

Attention: Thomas Surgent

Any party may at any time give notice in writing to the other parties of a change in its address for the purposes of this Section 17.

18. Modification. This Agreement shall not be amended, supplemented, modified, terminated, or discharged, in whole or in part, except by an instrument in writing signed by the parties hereto, or their respective successors or assignees.

19. Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

20. Governing Law; Arbitration. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof. In the event there is an unresolved legal dispute between the parties and/or any of their respective officers, directors, partners, employees, agents, Affiliates or other representatives that involves legal

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rights or remedies arising from this Agreement, the parties agree to submit their dispute to binding arbitration under the authority of the Federal Arbitration Act; provided, however, that Highland or such applicable Affiliate thereof may pursue a temporary restraining order and/or preliminary injunctive relief in connection with any confidentiality covenants or agreements binding on the other party, with related expedited discovery for the parties, in a court of law, and, thereafter, require arbitration of all issues of final relief. The arbitration will be conducted by the American Arbitration Association, or another, mutually agreeable arbitration service. A panel of three arbitrators will preside over the arbitration and will together deliberate, decided and issue the final award. The arbitrators shall be duly licensed to practice law in the State of Texas. The discovery process shall be limited to the following: Each side shall be permitted no more than (i) two party depositions of six hours each (Each deposition is to be taken pursuant to the Texas Rules of Civil Procedure); (ii) one non-party deposition of six hours; (iii) twenty-five interrogatories; (iv) twenty-five requests for admission; (v) ten requests for production (In response, the producing party shall not be obligated to produce in excess of 5,000 total pages of documents. The total pages of documents shall include electronic documents); (vi) one request for disclosure pursuant to the Texas Rules of Civil Procedure. Any discovery not specifically provided for in this paragraph, whether to parties or non-parties, shall not be permitted. The arbitrators shall be required to state in a written opinion all facts and conclusions of law relied upon to support any decision rendered. The arbitrators will not have the authority to render a decision that contains an outcome determinative error of state or federal law, or to fashion a cause of action or remedy not otherwise provided for under applicable state or federal law. Any dispute over whether the arbitrators have failed to comply with the foregoing will be resolved by summary judgment in a court of law. In all other respects, the arbitration process will be conducted in accordance with the American Arbitration Association’s dispute resolution rules or other mutually agreeable, arbitration service rules. The party initiating arbitration shall pay all arbitration costs and arbitrator’s fees, subject to a final arbitration award on who should bear costs and fees. All proceedings shall be conducted in Dallas, Texas, or another mutually agreeable site. Each party shall bear its own attorneys fees, costs and expenses, including any costs of experts, witnesses and/or travel, subject to a final arbitration award on who should bear costs and fees. The duty to arbitrate described above shall survive the termination of this Agreement. Except as otherwise provided above, the parties hereby waive trial in a court of law or by jury. All other rights, remedies, statutes of limitation and defenses applicable to claims asserted in a court of law will apply in the arbitration.

21. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

22. No Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

23. Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

24. Headings. The titles of Sections and Subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

NEXPOINT RESIDENTIAL TRUST, INC.

By:
Name:
Title:

NEXPOINT RESIDENTIAL OPERATING PARTNERSHIP, LP

By: NexPoint Residential Trust Operating Partnership GP, LLC., its General Partner

By:
Name:
Title:

NEXPOINT REAL ESTATE ADVISORS, L.P.

By:
Name:
Title:

[Signature Page to Advisory Agreement]

EXHIBIT A

Description of Administration Services.

Advisor will perform the following administration services:

(i)	Prepare monthly transaction listings;

(ii)	Supply various normal and customary portfolio and Company statistical data as requested on an ongoing basis;

(iii)	Prepare for execution and file the Company’s Federal and state tax returns: prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations;

(iv)	Coordinate contractual relationships and communications between the Company and its contractual service providers;

(v)	Coordinate printing of the Company’s annual shareholder reports;

(vi)	Prepare income and capital gain distributions;

(vii)	Prepare the quarterly and annual financial statements;

(viii)	Monitor the Company’s compliance with the Internal Revenue Code of 1986, as amended, SEC reporting requirements;

(ix)	Prepare, coordinate with the Company’s counsel and coordinate the filing with the SEC: quarterly reports on Form 10-Q; annual reports on Form 10-K, in each case based upon information provided by the Company; assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the 1934 Act for the officers and directors of the Company, such filings to be based on information provided by those persons;

(x)	Assist in the preparation of notices of meetings of shareholders, coordinate preparation of proxy statements, including obtaining information required to be disclosed by applicable regulations and the engagement of proxy solicitors on behalf of the Company;

(xi)	Assist in obtaining directors’ and officers’/errors and omissions insurance policies for the Company, including evaluation of insurance carriers, recommending appropriate coverage levels and evaluating the costs thereof, as such policies are approved by the Company’s Board of Directors;

(xii)	Draft agendas and resolutions for quarterly and special board meetings;

(xiii)	Coordinate the preparation, assembly and posting of board materials;

(xiv)	Attend board meetings and draft minutes thereof;

(xv)	Maintain the Company’s calendar to assure compliance with various filing and board approval deadlines;

(xvi)	Assist the Company in the handling of SEC examinations and responses thereto;

(xvii)	If the chief executive officer or chief financial officer of the Company is required to provide a certification as part of the Company’s Form 10-Q or Form 10-K filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, Advisor will provide (to such person or entity as agreed between the Company and Advisor) a sub-certification in support of certain matters set forth in the aforementioned certification, such sub-certification to be in such form and relating to such matters as agreed between the Company and Advisor from time to time. Advisor shall be required to provide the subcertification only during the term of the Agreement and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other regulatory requirement;

(xviii)	Prepare and coordinate the Company’s state notice filings;

(xix)	Furnish the Company office space in the offices of Advisor, or in such other place or places as may be agreed from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs of the Company;

(xx)	Perform clerical, bookkeeping and other administrative services not provided by the Company’s other service providers;

(xxi)	Determine or oversee the determination of the Company’s Average Real Estate value in accordance with the Company’s policies as adopted from time to time by the Board of Directors;

(xxii)	Oversee the maintenance by the Company’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Company and maintain (or oversee maintenance by such other persons as approved by the Board of Directors) such other books and records required by law or for the proper operation of the Company;

(xxiii)	Prepare such information and reports as may be required by any stock exchange or exchanges on which the Company’s shares are listed;

(xxiv)	Determine the amounts available for distribution as dividends and distributions to be paid by the Company to its shareholders; calculate, analyze and prepare a detailed income analysis and forecast future earnings for presentation to the Board of Directors; prepare and arrange for dividend notices to shareholders, as applicable, and provide the Company’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Company’s dividend reinvestment plan, if any;

(xxv)	Serve as liaison between the Company and each of its service providers;

(xxvi)	Assist in monitoring and tracking the daily cash flows of the individual assets of the Company, as well as security position data of portfolio investments; assist in resolving any identified discrepancies with the appropriate third party, including the Company’s custodian, administrative agents and other service providers, through various means including researching available data via agent notices, financial news and data services, and other sources;

(xxvii)	Monitor compliance with leverage tests under the Company’s credit facility, if any, and communicate with leverage providers and rating agencies;

(xxviii)	Coordinate negotiation and renewal of credit agreements for presentation to the Board of Directors;

(xxix)	Coordinate negotiations of agreements with counterparties and the Company’s custodian for derivatives and similar transactions, as applicable;

(xxx)	Provide assistance with the closing of Real Estate Asset purchases and dispositions;

(xxxi)	Coordinate and oversee the provision of legal services to the Company;

(xxxii)	Cooperate with the Company’s independent registered public accounting firm in connection with audits and reviews of the Company’s financial statements, including interviews and other meetings, as necessary;

(xxxiii)	Provide Secretary and any Assistant Secretaries, Treasurer and any Assistant Treasurers and other officers for the Company as requested;

(xxxiv)	Develop or assist in developing guidelines and procedures to improve overall compliance by the Company;

(xxxv)	Determine and monitor expense accruals for the Company;

(xxxvi)	Authorize expenditures and approve bills for payment on behalf of the Company;

(xxxvii)	Monitor the number of shares of the Company registered and assist in the registration of additional shares, as necessary;

(xxxviii)	Exercise or procure the exercise of any rights of the Company with respect to any class action proceedings or other legal action concerning investments of the Company;

(xxxix)	Prepare such reports as the Board of Directors of the Company may request from time to time; and

(xl)	Perform such additional administrative duties relating to the administration of the Company as may subsequently be agreed upon in writing between the Company and Advisor.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION FIELD	PROXY CARD

NEXPOINT CREDIT STRATEGIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2015

The undersigned holder of shares of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints Brian Mitts and Ethan Powell, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Rotisserie II Room, Dallas, TX 75201, on March 6, 2015, at 9:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Special Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 303-0855. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 6, 2015. The proxy statement for this meeting is available at: proxyonline.com/docs/nexpointcsf2015.pdf

NEXPOINT CREDIT STRATEGIES FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE BELOW PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ●

		FOR	AGAINST	ABSTAIN

1.	To approve the terms of an Advisory Agreement (the “NXRT Advisory Agreement”) to be entered into among NexPoint Residential Trust, Inc., a subsidiary of the Fund (“NXRT”), NexPoint Residential Trust Operating Partnership, L.P., NXRT’s operating partnership, and NexPoint Real Estate Advisors, L.P. (“NXRT Adviser”), an affiliate of NHF Adviser (the “Proposal”).	¡	¡	¡

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THANK YOU FOR VOTING